As filed with the Securities and Exchange Commission on November 6, 2026

Securities Act File No. 333-295402

Investment Company Act File No. 811-24182

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1
Post-Effective Amendment No.

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 1

JPMORGAN TAX AWARE OPPORTUNITIES FUND

(Exact name of Registrant as specified in Charter)

277 Park Avenue

New York, New York 10172

(Address of principal executive offices)

1-800-480-4111

(Registrant’s telephone number)

Glenn Hill

277 Park Avenue

New York, New York 10172

(Name and address of agent for service)

Copy to:

William J. Bielefeld, Esq.

David P. Bartels, Esq.

Alexander C. Karampatsos, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC, 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c), or as follows:

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:   .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus

Subject to Completion, dated November 6, 2026

JPMORGAN TAX AWARE OPPORTUNITIES FUND

Class S Shares

Class A Shares

Class I Shares

JPMorgan Tax Aware Opportunities Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history. The Fund operates as an “interval fund.” J.P. Morgan Investment Management Inc. serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to seek a high level of current income exempt from U.S. federal income taxes. Under normal circumstances, the Fund invests at least 60% of its assets in municipal securities, the income from which is exempt from U.S. federal income tax (“Municipal Securities”). Up to 40% of the Fund’s assets may be invested in Municipal Securities, the interest on which may be subject to the federal alternative minimum tax for individuals.

Municipal Securities are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from U.S. federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal Securities include general obligation bonds, private activity and industrial development bonds, tax anticipation notes or other short-term notes, participations in pools of municipal securities, revenue bonds, municipal leases, variable rate demand obligations, short-term municipal notes, tax-exempt commercial paper, and privately placed securities.

Municipal Securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds (“TOBs”) and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurance from legal counsel that the interest payable on the securities is exempt from U.S. federal income tax.

The Fund does not target any specific duration or maturity for the securities in which it invests. The Fund may invest up to 30% of its total assets in preferred securities and bonds or preferred securities that can convert to common stock, including contingent convertible securities, with an emphasis on securities that, at the time of issuance, are eligible to pay dividends that qualify for favorable tax treatment. The Fund may also invest in or originate loans, including, without limitation, to, on behalf of, authorized by, sponsored by, and/or related to projects for which authority and responsibility lies with one or more U.S. states, territories, cities, or their agencies and authorities, which may be in the form of loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. The Fund may also invest in zero-coupon securities, mortgage-backed, mortgage-related and asset-backed securities, Rule 144A securities, and other privately placed securities, and other debt securities subject to U.S. federal income tax, including privately negotiated debt obligations. The Fund may invest in debt securities and other types of investments that are rated below investment grade or the unrated equivalent (known as “junk bonds”) without limitation. Junk bonds are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all.

Leverage. The Fund currently intends, subject to favorable market conditions, to employ leverage primarily through the use of TOBs to purchase additional securities. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may also obtain leverage through investments in residual interest certificates of TOB trusts, also called inverse floating rate securities, the issuance of debt securities, funds borrowed from banks or other financial institutions, reverse repurchase agreements (effectively a borrowing) and the issuance of preferred shares of beneficial interest (“Preferred Shares”), or a combination thereof. Residual interest certificates of TOB trusts represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). If the Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with a TOBs liquidity provider pursuant to which the Fund is required to reimburse the TOBs liquidity provider the amount of any shortfall. The Fund may issue Preferred Shares without the approval of holders of the Fund’s common shares of beneficial interest. If and when the Fund issues Preferred Shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares will be borne by the common shareholders, and these costs and expenses may be significant. The Fund is permitted to issue Preferred Shares in an amount up to 50% of its Managed Assets, as determined immediately after issuance. “Managed Assets” means the total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any Preferred Shares that may be outstanding). In addition, the Fund may use derivatives that may have the economic effect of leverage. Leveraging is a speculative technique and there are special costs and risks involved. For example, a decline in the value of the Fund’s assets would cause the Fund’s net asset value (“NAV”) to decline more if the Fund is using leverage than if it were not using leverage. In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have complete priority of payment over the Fund’s common shareholders. There can be no assurance that the Fund’s use of leverage will work as planned or achieve its goals. See “Risks—The Fund may be subject to leverage risk.”

This prospectus (the “Prospectus”) applies to the offering on a continuous basis of three separate classes of shares of beneficial interest in the Fund (“Shares”) designated as Class S Shares, Class A Shares and Class I Shares. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per Share for each class of Shares equals the Fund’s daily NAV per Share, plus any applicable sales loads. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares.

	Per Class S Share	Per Class A Share	Per Class I Share	Total
Public Offering Price (1)	Current NAV	Current NAV plus sales load	Current NAV	Unlimited
Sales Load (2)	None	Up to 2.25%	None	Up to 2.25%
Proceeds to the Fund	Current NAV	Current NAV	Current NAV	Unlimited

(continued on inside of front cover)

The date of this prospectus is [ ], 2026

(1)

J.P. Morgan Institutional Investments Inc. (“JPMII”), an affiliate of the Adviser, acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. JPMII is not obligated to sell any specific number of Shares, nor have arrangements been made to place Shareholders’ funds in escrow, trust, or similar arrangement. Class S Shares and Class I Shares are continuously offered on a daily basis at a price per Share equal to the NAV per Share for such class. Class A Shares are continuously offered on a daily basis at a price per Share equal to the NAV per Share plus any applicable sales load. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution fees. Generally, the stated minimum investment by a Shareholder in the Fund is $2,500 with respect to Class S Shares and Class A Shares and, except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisers and other eligible financial intermediary fee-based accounts, the minimum initial investment for Class I Shares is $100,000. The stated minimum investment for Class I Shares may be reduced for certain Shareholders as described under “Purchasing Shares.” The minimum additional investment in the Fund is $100 for Class S Shares and Class A Shares and $2,500 for Class I Shares. The Fund may, in its sole discretion, accept investments below these minimums. Shareholders subscribing through a given broker/dealer or registered investment adviser may have Shares aggregated to meet these minimums, so long as initial investments are not less than the applicable minimum and incremental contributions are not less than the applicable minimum. Financial intermediaries may impose higher minimums.

(2)

For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99 there will be an upfront sales load charge of 1.75%. For purchases of $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where such Class A Shares are repurchased from a Shareholder within eighteen (18) months after purchase. Class S Shares and Class I Shares are not subject to a sales load at the time of purchase. However, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.

The Fund relies upon an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of Shares. The Fund offers three separate classes of Shares designated as Class S Shares, Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

Interval Fund/Repurchase Offers. The Fund is a closed-end interval fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without Shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 7.5% of the Fund’s outstanding Shares (in the aggregate across all Share classes) at NAV (either by number of Shares or aggregate NAV) subject to the approval of the Board of Trustees (the “Board”). The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the date the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine). See—Distributions.

Written notification of each repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The date on which the repurchase price for Shares is determined shall occur no later than the 14th day after the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer), or the next business day, if the 14th day is not a business day. See “Repurchase of Shares.”

An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

•	The Fund has no operating history.

•

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers. Although the Fund will offer to repurchase Shares on a quarterly basis of between 5% and 25% of the Fund’s Shares, Shares will not be redeemable at a Shareholder’s option. As a result, a Shareholder may not be able to sell or otherwise liquidate his or her Shares.

•

The Fund has elected to operate as an “interval fund” and will make periodic repurchase offers, but only a limited number of Shares will be eligible for repurchase in each periodic repurchase offer. The need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of assets in liquid investments, which may harm the Fund’s investment performance.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s agreement and declaration of trust, as amended from time to time. See the “Transfer Restrictions” section below for additional information.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•

The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See—Distributions.

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [ ], 2026, containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, as well as free copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), when available, and other information about the Fund by calling 1-800-480-4111, by writing to the Fund at 277 Park Avenue, New York, New York 10172 or by visiting www.jpmorganfunds.com. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

JPMII, an affiliate of the Fund and the Adviser, acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of JPMII is 270 Park Avenue, New York, NY 10017.

SUMMARY OF OFFERING TERMS

The following information is only a summary and does not contain all of the information that you should consider before investing in JPMorgan Tax Aware Opportunities Fund (the “Fund”). You should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information and the agreement and declaration of trust of the Fund (the “Declaration of Trust”), each as amended from time to time.

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history. The Fund operates as an “interval fund”.

The Fund relies upon an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of shares. The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class S Shares, Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is comprised of four trustees (“Trustees”), three of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). The Board is responsible for overseeing the overall management of the Fund, including supervision of the duties performed by the Adviser.

The Investment Adviser

J.P. Morgan Investment Management Inc., an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”).

Investment Objective and Strategy

The Fund’s investment objective is to seek a high level of current income exempt from U.S. federal income taxes. Under normal circumstances, the Fund invests at least 60% of its assets in municipal securities, the income from which is exempt from U.S. federal income tax (“Municipal Securities”). Up to 40% of the Fund’s assets may be invested in Municipal Securities, the interest on which may be subject to the federal alternative minimum tax for individuals.

Municipal Securities are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from U.S. federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal Securities include general obligation bonds, private activity and industrial development bonds, tax anticipation notes or other short-term notes, participations in pools of municipal securities, revenue bonds, municipal leases, variable rate demand obligations, short-term municipal notes, tax-exempt commercial paper, and privately placed securities.

Municipal Securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as TOBs and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurance from legal counsel that the interest payable on the securities is exempt from U.S. federal income tax.

Additionally, Municipal Securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.

The Fund does not target any specific duration or maturity for the securities in which it invests.

The Fund may invest up to 30% of its total assets in preferred securities and bonds or preferred securities that can convert to common stock, including contingent convertible securities, with an emphasis on securities that, at the time of issuance, are eligible to pay dividends that qualify for favorable tax treatment. The Fund may also invest in or originate loans, including, without limitation, to, on behalf of, authorized by, sponsored by, and/or related to projects for which authority and responsibility lies with one or more U.S. states, territories, cities, or their agencies and authorities, which may be in the form of loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

The Fund may invest in Rule 144A securities, and other privately placed securities, and other debt securities subject to U.S. federal income tax, including privately negotiated debt obligations.

The Fund may also invest in zero-coupon securities and mortgage-backed, mortgage-related and asset-backed securities.

The Fund may invest in securities rated below investment grade at the time of purchase without limitation. Such securities are known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the Adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). Such securities may include “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities.

The Fund may utilize derivatives, including futures contracts, options, swaps and forwards for hedging, as substitutes for securities in which the Fund may invest directly, and for leveraging. The Fund may also purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest in securities of other registered investment companies, including closed-end funds, exchange-traded funds (“ETFs”) and other open-end funds.

Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund may invest in obligations of the U.S. Treasury, including Treasury bills, bonds and notes that carry different interest rates, maturities and issue dates. The interest on these securities may be exempt from state and local income taxes.

The Fund may lend its portfolio securities to other parties.

Investment Process

The Adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the Adviser looks for individual fixed income investments that it believes will perform well over market cycles. The Adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the Adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on certain issuers in the universe in which the Fund may invest. The Adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

Leverage

The Fund currently intends, subject to favorable market conditions, to employ leverage primarily through the use of TOBs to purchase additional securities. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may also obtain leverage through investments in residual interest certificates of TOB trusts, also called inverse floating rate securities, the issuance of debt securities, funds borrowed from banks or other financial institutions, reverse repurchase agreements (effectively a borrowing) and the issuance of Preferred Shares, or a combination thereof. Residual interest certificates of TOB trusts represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). If the Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with a TOBs liquidity provider pursuant to which the Fund is required to reimburse the TOBs liquidity provider the amount of any shortfall. The Fund may issue Preferred Shares without the approval of holders of the Fund’s common shares of beneficial interest. If and when the Fund issues Preferred Shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares will be borne by the common shareholders, and these costs and expenses may be significant. The Fund is permitted to issue Preferred Shares in an amount up to 50% of its Managed Assets, as determined immediately after issuance. “Managed Assets” means the total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any Preferred Shares that may be outstanding). In addition, the Fund may use derivatives that may have the economic effect of leverage. Leveraging is a speculative technique and there are special costs and risks involved. For example, a decline in the value of the Fund’s assets would cause the Fund’s net asset value (“NAV”) to decline more if the Fund is using leverage than if it were not using leverage. In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have complete priority of payment over the Fund’s common shareholders. There can be no assurance that the Fund’s use of leverage will work as planned or achieve its goals. See “Risks—The Fund may be subject to leverage risk.”

Principal Risk Factors	The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations,

which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s investments. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:

•

Municipal Obligations and Securities Risk. Because the Fund intends to invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the Adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to U.S. federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.

•

Private Activity Bonds Risk. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.

•

Revenue Bonds (including Industrial Development Bonds) Risk. Timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility.

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Municipal Lease Obligations Risk. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid.

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Bonds and Other Fixed Income Securities Risk. The Fund may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. The Fund will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. Government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

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Tax Anticipation Notes Risk. Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

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Senior Secured Loans Risk. When the Fund makes a unitranche loan or standalone first or second lien loan to an issuer, the Fund generally takes a security interest in the available assets of the issuer, including the equity interests of its subsidiaries, which the Fund expects to help mitigate the risk that the Fund will not be repaid. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should it be forced to enforce its remedies. In addition, senior secured credit facilities are generally syndicated to a number of different financial market participants. The documentation governing the facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the facility, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a facility pursuant to a court-ordered plan of reorganization in an insolvency proceeding may be done on a class basis. As a result of these voting regimes, the Fund may not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund.

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Distressed Securities Risk. The Fund may invest in obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including issuers involved in bankruptcy or other reorganization and liquidation proceedings. These obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such issuers’ obligations should be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments in any financial instrument, and a significant portion of the obligations in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in issuers experiencing significant business and financial difficulties is unusually high. There is no assurance that the value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. In any reorganization or liquidation proceeding relating to an issuer in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the Shareholders adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

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Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities. Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.

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Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.

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Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

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Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

•	Structured Product Risk. Structured products, such as TOBs, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

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Tender Option Bond Risk. The Fund may invest in trust certificates issued in TOB programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that the Fund will not be considered the owner of a TOB for U.S. federal income tax purposes, and thus will not be entitled to treat such interest as exempt from U.S. federal income tax. Certain TOBs may be less liquid or may become less liquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. The Fund’s investment in the securities issued by a TOB trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. TOB trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a TOB program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk. The use of TOBs will impact the Fund’s duration and cause the Fund to be subject to increased duration and interest rate risk.

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Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but rank junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.

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Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Contingent convertible securities or CoCos are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, contingent convertible securities may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution (the “resolution authority”) has determined that the issuer is not viable. Even though the Fund does not invest in common stock as a principal investment strategy, the Fund will be subject to increased equity market risk in the event that such securities are converted to equity. Coupon payments on contingent convertibles securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. As contingent convertible securities may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired.

•	Alternative Minimum Tax Risk. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.

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Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.

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Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In either periods of rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Collateralized mortgage obligations (CMOs), interest-only (IOs) and principal-only (POs) stripped mortgage-backed securities are more volatile and may be subject to a higher risk of nonpayment than other mortgage related securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.

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When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, U.S. federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company (“RIC”) to distribute all of its net income (including noncash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

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Risks Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.

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Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities or liquidating other investments to meet repurchase requests. The risk of loss increases if the repurchase requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.

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Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Additionally, the income generated by the Fund’s investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments.

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Inverse Floating Rate Instrument Risk. The market value of an inverse floater (also known as a TOB) residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Because of the accounting treatment for inverse floaters created by the Fund’s transfer of a municipal bond to a trust, the Fund’s financial statements will reflect these transactions as “secured borrowings,” which affects the Fund’s Statements of Assets and Liabilities and Operations, expense ratios and the Schedule of Investments will include the underlying municipal bond. The Fund’s annual fund operating expenses will include certain expenses and fees related to the Fund’s investments. Some of those expenses may be liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund will also recognize additional income in an amount that directly corresponds to these expenses and, as a result the Fund’s NAVs per share and total returns will not be affected by these additional expenses.

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Taxability Risk. There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from U.S. federal income taxes. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to U.S. federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service (the “IRS”) may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable, possibly with retroactive effect. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable, possibly with retroactive effect. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to U.S. federal income tax when received by shareholders. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities, possibly with retroactive effect. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

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Subordinated Debt Risk. The Fund may make investments in subordinated debt, which is subordinated to senior secured loans on a payment basis and typically is unsecured and ranks pari passu with other unsecured creditors. As such, other creditors may rank senior to the Fund in the event of an insolvency. This may result in an increased risk of default as well as recovery values being lower than other more senior sources of capital. In addition, many of the obligors are highly leveraged and many of the investments will be in securities which are unrated or rated below investment grade. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Adviser to be of comparable quality. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

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Bank Loans and Participations Risk. The Fund may invest a portion of its assets indirectly in bank loans and participations. These obligations are subject to unique risks, including, without limitation: (a) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (b) so-called lender liability claims by the issuer of the obligations, (c) environmental liabilities that may arise with respect to collateral securing the obligations, (d) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and (e) limitations on the ability of the Fund to directly enforce its rights with respect to participations. The loans indirectly invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate, and may be senior or subordinated. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current level of liquidity will continue, or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund. Underlying funds may invest in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. In addition, if the Fund invests in loans pursuant to an assignment, it is possible that the Fund’s claims may be subject to attack (i.e., equitable subordination or disallowance) on account of the conduct of the transferee. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest and not with the borrower. In purchasing participations, the Fund may have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the institution selling the participation to the Fund. In certain circumstances, investing in the form of a participation may be the most advantageous or only route for the Fund to make or hold any such investment, including in light of limitations relating to affiliated transaction restrictions, local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender. Some of the bank loans acquired by the Fund may be below investment grade. In terms of liquidity with respect to such investments, there can be no assurance that levels of supply and demand in bank loan trading will provide an adequate degree of liquidity for the Fund’s investments therein. In addition, the Fund may make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

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Loan Origination Risk. The Fund may invest in or originate loans related to projects managed by U.S. states, territories, cities, or their agencies and authorities, which may be in the form of loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as a RIC. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Shareholders.

Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state attorneys general, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

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High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments of municipal issuers that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid. In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans or high yield securities, increase the claims against assets that are permitted against collateral securing loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the loans and high yield instruments held by the Fund. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

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Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

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Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations) and to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies are limited in their ability to engage in derivative transactions. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

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Exchange-Traded Fund (ETF) and/or Other Investment Company Risk. The Fund may invest in shares of ETFs and other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The Fund is subject to the risks associated with the investment company’s investments. ETFs and companies that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

•

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner, and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the applicable borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

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Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed. Even though tax aware strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.

General Risks of Investing in the Fund

•	The Fund is subject to general investment risks.

•	The Fund is subject to risks associated with market and economic downturns and movements.

•	The Fund is subject to conflicts of interest.

•	The Board may change the Fund’s investment objective and strategies without Shareholder approval.

•	The Fund is actively managed and subject to management risk.

•	The Fund’s performance depends on the Adviser and key personnel.

•	The Fund’s strategy may involve investments in “undervalued” assets.

•	The Fund may be subject to leverage risk.

•	Investments in the Fund will be primarily illiquid.

•	No Operating History.

•	Repurchase Offers Risk.

•	The Fund will have access to confidential information.

•	Shares are not freely transferable.

•	The Fund is classified as non-diversified for purposes of the 1940 Act.

•	The Fund’s investments may be difficult to value.

•	The Fund cannot guarantee the amount or frequency of distributions.

•	Additional subscriptions will dilute the voting interest of existing Shareholders.

•	The Fund and certain service providers may have access to Shareholders’ personal information.

•	The Adviser and its affiliates manage funds and accounts with similar strategies and objectives to the Fund.

•	The Fund is subject to inflation risk.

Distributor and Shareholder Servicing Agent

J.P. Morgan Institutional Investments Inc. (“JPMII”), an affiliate of the Fund and the Adviser, acts as distributor for the Shares and serves in that capacity on a reasonable best-efforts basis, subject to various conditions.

JPMII may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99, there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where such Class A Shares are repurchased from a Shareholder within eighteen (18) months after purchase. Class S Shares and Class I Shares are not subject to a sales load at the time of purchase. However, if a Shareholder buys Class S Shares through certain financial intermediaries, they may directly charge Shareholders transaction or other fees in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares. Investors should consult their financial intermediary for additional information.

JPMII also serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to Shareholders. For performing these services, JPMII, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears (the “Servicing Fee”). JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the annual fee to such financial intermediaries for performing some or all of shareholder, sub-transfer agent, administrative and other related services.

Share Classes; Minimum Investments; Exchanging Shares	The Fund relies upon an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares. The Fund offers three separate classes of Shares designated as Class S Shares, Class A Shares and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution Fee (as defined herein) that each class may be charged. The Fund may offer additional classes of Shares in the future.

The minimum initial investment in the Fund by any investor is $2,500 with respect to Class S Shares and Class A Shares, and except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisers and other eligible financial intermediary fee-based accounts, the minimum initial investment for Class I Shares is $100,000. The minimum additional investment in the Fund by any investor is $100 for Class S Shares and Class A Shares and $2,500 for Class I Shares, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a given broker/dealer or registered investment adviser may have Shares aggregated to meet these minimums, so long as initial investments are not less than the applicable minimum and incremental contributions are not less than the applicable minimum. Financial intermediaries may impose higher minimums.

The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” In addition, the Board and/or JPMII reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of JPMorgan Chase Bank, N.A. and its affiliates (“JPM Employees”) and vehicles controlled by such JPM Employees.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

The minimum initial and additional investments may be reduced by the Fund and/or JPMII for certain investors (including, but not limited to registered investment advisers and other eligible financial intermediary fee-based accounts) based on consideration of various factors, including the investor’s overall relationship with the Adviser or JPMII, the type of distribution channel offered by the intermediary, the investor’s holdings in other funds affiliated with the Adviser or JPMII, and such other matters as the Adviser or JPMII may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or JPMII, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or JPMII, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or JPMII, the type of distribution channels offered by the intermediary and such other factors as the Adviser or JPMII may consider relevant at the time.

A Shareholder may exchange their Shares of the Fund for another J.P. Morgan Interval Fund (as defined herein) of the same Share class, or a Shareholder may exchange Shares for another Share class of the Fund, provided such Shareholder meets any investment minimum or eligibility requirements for the Share class it is exchanging into. See “Exchanging Shares of the Fund” below for additional information on exchange privileges.

Eligible Investors

Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to non-U.S. persons subject to appropriate diligence by the Adviser and in compliance with applicable law.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the SAI and the Declaration of Trust before deciding to invest in the Fund.

Bonus Shares

The Adviser and/or its affiliates may, out of their own resources, facilitate the purchase of Shares from the Fund (the “Bonus Shares”) at their offering price and instruct the transfer of such Bonus Shares without additional consideration to investors that are currently participating in the Fund’s seed round of fundraising.

The Fund intends to implement a Bonus Share program (the “Bonus Share Program”) pursuant to which eligible investors who purchase Shares of the Fund during the period beginning on the first date on which purchases are accepted (such date representing the commencement of the Bonus Share Program) until the earlier of (i) the date the Fund achieves $[ ] million in aggregate purchase orders for Shares following the commencement of the Bonus Share Program or (ii) twelve calendar months after the Fund begins operations (the “Bonus Shares Offering Period”). An eligible investor will receive additional Shares equal to [ ] of the investor’s original subscription amount calculated using the NAV of the shares on the payment date, unless the Fund receives subscriptions in excess of $[ ] million prior to 5:00 p.m. Eastern Time on the day the Bonus Shares Offering Period ends (“Over Purchase Event”). If an Over Purchase Event occurs, the additional Shares to which an eligible investor is entitled will be reduced pro-rata based on the amount of subscriptions received by the Fund prior to 5:00 p.m. Eastern Time on such date so that the aggregate subscription amounts on which Bonus Shares are issued do not exceed $[ ] million. If an eligible investor’s Shares are repurchased prior to the end of the Bonus Shares Offering Period, the additional Shares to be issued to such investor will be reduced pro-rata to reflect the portion of the initial subscription amount that is held by the investor as of the last day of the Bonus Shares Offering Period. The Adviser (or an affiliate of the Adviser) will contribute the full purchase amount for such Bonus Shares to the Fund from its own assets and at no additional cost to the investor or the Fund. Bonus Shares will be purchased by the Adviser or its affiliates at NAV. Bonus Shares will be issued to eligible Shareholders at the end of the Bonus Shares Offering Period at the Fund’s NAV as of the date such Bonus Shares are issued. Bonus Shares have the same rights as other Shares of the same class. The Adviser may, in its sole discretion and at any time, modify the terms of the Bonus Share Program, including the termination date, or otherwise suspend or terminate the Bonus Share Program, subject to applicable law, and investors should not rely on the continued availability of Bonus Shares when making investment decisions.

The availability of Bonus Shares during the Bonus Shares Offering Period may create an incentive for investors to invest additional amounts in the Fund. Because the Adviser’s Advisory Fee will be based on a percentage of the average daily value of the Fund’s net assets, Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing the proceeds to purchase these additional Shares. As with repurchase requests by other Shareholders, repurchase requests related to Bonus Shares could have a significant negative impact on the Fund, including on the Fund’s liquidity.

The Adviser or its affiliate serves as the Fund’s “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the issuance of the Fund’s Bonus Shares.

Please contact your financial intermediary for additional information regarding whether Bonus Shares are currently available through its platform. See “Other Payments”.

Purchasing Shares

Shares are generally offered for purchase on a daily basis at the NAV per Share on that date. Fractions of Shares are issued to one one-hundredth of a Share. Shares will be offered for purchase daily on any day the New York Stock Exchange (“NYSE”) is open for business at a price based upon the Fund’s NAV per Share next determined following receipt of a purchase order in good order by the Fund.

For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99, there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where such Class A Shares are repurchased from a Shareholder within eighteen (18) months after purchase. No upfront sales load will be paid with respect to Class S Shares or Class I Shares. However, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares. Investors should consult their financial intermediary for additional information.

Purchases are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the effectiveness of his, her or its investment in the Fund delayed until the following business day.

The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses and without the payment of any interest.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

Distributions

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as a RIC. Any distributions the Fund makes will be at the discretion of the Board, considering factors such as the Fund’s earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of the Code and Delaware law. Distributions cannot be assured, and the amount of each distribution is likely to vary. The distribution rate may be modified by the Board from time to time. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year. In connection with the Adviser’s management of distributions, the Fund may carry over a portion of undistributed income from one calendar year to the next, which may be subject to an excise tax in accordance with the Code. The Fund reserves the right to pay an excise tax in certain circumstances.

The Fund intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under the Code and intends to distribute at least 90% of its annual “investment company taxable income” (as such term is defined in the Code) to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on IRS Form 1099 identifying the amount and character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the Fund’s distributions will be reported to Shareholders by their financial intermediary. See “Taxes; RIC Status” below and “Material U.S. Federal Income Tax Considerations.”

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds (return of capital), borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital gains proceeds from the sale of assets (including Fund investments). The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled. See—Distributions.

Dividend Reinvestment Plan	The Fund operates under a dividend reinvestment plan (the “DRIP”) administered by [ ]. Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. federal withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [  ]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [  ] thirty (30) days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares.

No Redemption; Restrictions on Transfer

No Shareholder has the right to require the Fund to redeem Shares. With limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Repurchase of Shares

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects, under ordinary circumstances, to offer to repurchase 7.5% of the Fund’s outstanding Shares (in the aggregate across all Share classes) at NAV (either by number of Shares or aggregate NAV) subject to the approval of the Board.

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”).

Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Risks – Repurchase Offers Risk.”

Fees and Expenses

The Fund will bear its own operating expenses (including, without limitation, its ongoing offering expenses). A more detailed discussion of the Fund’s expenses can be found below under “Advisory Fee,” “Administrator” and “Distribution Fee and Servicing Fee.”

The Fund will bear certain of its organizational and initial offering costs in connection with this offering. The Fund’s initial offering costs, whether borne by the Adviser or the Fund, are being capitalized and amortized over a 12-month period. The Fund’s organizational costs are expensed as incurred. The Fund estimates that organizational and initial offering costs will be approximately $[  ]. [The Fund’s organizational and offering expenses are subject to the Expense Limitation Agreement (as defined below).]

Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund will pay the Adviser a monthly advisory fee at an annual rate of [ ]% based on the value of the Fund’s net assets calculated and accrued daily (the “Advisory Fee”).

For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable monthly in arrears within five (5) business days after the completion of the NAV computation for the month. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory and Management Agreement with the Adviser (the “Investment Advisory and Management Agreement”).

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.

Distribution Fee and Servicing Fee

Class S Shares and Class A Shares are subject to an ongoing distribution fee (the “Distribution Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing distribution services in respect of Shareholders who own Class S Shares or Class A Shares of the Fund. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, the Fund has adopted a distribution plan for its Class S Shares and Class A Shares (the “Distribution Plan”) and pays the Distribution Fee with respect to its Class S Shares and Class A Shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

Class S Shares and Class A Shares pay a Distribution Fee to JPMII at an annual rate of 0.75% and 0.50%, respectively, based on the aggregate net assets of the Fund attributable to such class.

Class I Shares are not subject to a Distribution Fee.

Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the shares are purchased. With respect to Class A Shares transactions, for purchases at NAV where JPMII paid a finder’s fee at the time of the purchase, the selling financial intermediary will start to receive the applicable Distribution Fee in the 13th month after the sale and JPMII will retain the Distribution Fees during such period, except certain broker-dealers who have sold Class A Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid Distribution Fees promptly after the Shares are purchased.

Class A Shares, Class S Shares and Class I Shares are subject to an ongoing Servicing Fee. JPMII serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMII, as shareholder servicing agent, receives a Servicing Fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund,

payable monthly in arrears. JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fee to such financial intermediaries for performing some or all of shareholder, sub-transfer agent, administrative and other related services.

The Adviser, or its affiliates, including JPMII, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Administrator

The Fund has retained J.P. Morgan Investment Management Inc. (the “Administrator”) to provide it with certain administrative services, including fund administration and accounting. The Fund compensates the Administrator for these services and reimburses the Administrator for certain reasonable out-of-pocket expenses (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. See “Administration and Accounting Services.”

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Unlisted Closed-End Structure; Limited Liquidity

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Closed-End Fund Structure; No Right of Redemption.”

Taxes; RIC Status

The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code. During any period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it timely distributes to Shareholders. It is anticipated that the Fund will principally recognize capital gains and dividends and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at the preferential rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

The IRS currently requires that a RIC with two or more classes of shares allocate to each class proportionate amounts of each type of its income (such as exempt, interest, ordinary income, and capital gains). Therefore, if the Fund issues Preferred Shares, the Fund will report dividends made with respect to the common shares and Preferred Shares as consisting of particular types of income in accordance with the proportionate share of each class in the total dividends paid by the Fund with respect to the year.

In addition, because the Fund intends to qualify as a RIC, it expects to have certain attributes that are not generally found in unregistered credit funds. These include providing simpler tax reports to Shareholders on Forms 1099 and the avoidance of unrelated business taxable income (“UBTI”) for benefit plan investors and other investors that are exempt from payments of U.S. federal income tax.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will distribute to its Shareholders, as soon as practicable after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such

Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. If you hold your Shares through a financial intermediary, your financial intermediary will report this information to you.

Reports to Shareholders

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act. Shareholders may also receive periodic updates regarding the Fund’s operations and investments.

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on June 30. The Fund’s taxable year is the 12-month period ending on June 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Custodian and Transfer Agent	JPMorgan Chase Bank, N.A. serves as the Fund’s custodian, and [ ] serves as the Fund’s transfer agent (“Transfer Agent”).

ERISA

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or section 4975 of the Code, including employee benefit plans and individual retirement accounts, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA or Section 4975 of the Code. Thus, the Adviser will not be a “fiduciary” within the meaning of ERISA and the Code with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund.

SUMMARY OF FEES AND EXPENSES

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending June 30, 2027, and assumes that the Fund has net assets of $[ ] million as of such date.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares	Class A Shares	Class I Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	—	2.25%	—

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class S Shares	Class A Shares	Class I Shares
Advisory Fee(2)(5)	[ ]%	[ ]%	[ ]%
Interest Payments and Fees on Borrowed Funds(3)	[ ]%	[ ]%	[ ]%
Other Expenses(3)	[ ]%	[ ]%	[ ]%
Distribution Fee	[ ]%	[ ]%	None
Total Annual Expenses	[ ]%	[ ]%	[ ]%
Fee Waiver and/or Expense Reimbursement(5)(6)	([ ])%	([ ])%	([ ])%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	[ ]%	[ ]%	[ ]%

(1)

For Class A Shares, an upfront sales load charge of 2.25% will be applied to purchases in the amount of $100,000 or less. For purchases from $100,000.01 to $249,999.99 there will be an upfront sales load charge of 1.75%. For purchases $250,000 and above, there will not be an upfront sales charge, however, there will be a contingent deferred sales charge of 1.00% in instances where such Class A Shares are repurchased from a Shareholder within eighteen (18) months after purchase. No upfront sales load will be paid with respect to Class S Shares or Class I Shares, however, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class S Shares. Please consult your financial intermediary for additional information.

(2)

The Fund pays the Adviser a monthly Advisory Fee at an annual rate of [ ]% based on the value of the Fund’s net assets, calculated and accrued daily. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. [The Adviser has contractually agreed to reduce its Advisory Fee to an annual rate of [ ]% for a one-year term from the date the Fund commences operations (the “Fee Waiver Agreement”). Unless otherwise extended by agreement between the Fund and the Adviser, the Advisory Fee payable by the Fund after the conclusion of the first year of operations will be at the annual rate of [ ]%. The reduction of the Advisory Fee under the Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement described below.]

(3)

In addition to estimated interest payments, includes estimated fees payable in connection with the Fund’s expected use of leverage. If the Fund were to incur higher levels of leverage or pay higher interest rates, interest payments on borrowed funds as a percentage of net assets would be higher.

(4)

The Other Expenses include, among other things, the Servicing Fee, professional fees, and other expenses that the Fund will bear, including initial and ongoing organizational and offering costs and fees and expenses of the Administrator, transfer agent and custodian. The Other Expenses are based on estimated amounts for the Fund’s current fiscal year.

(5)

[Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Advisory Fee, any Distribution Fee, Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, reasonable research and due diligence expenses, investment-related software and database expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed [ ]% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding

Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Adviser waived the fee or reimbursed the expense. The Expense Limitation Agreement will have a one-year term from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its [one-year] term. As a result of the reduction of the Advisory Fee under the Fee Waiver Agreement, no additional fee waivers or expense reimbursements are expected from the Adviser under the Expense Limitation Agreement based on the estimated Other Expenses for the Fund’s current fiscal year.]

(6)

The Fund may invest in one or more mutual funds and/or ETFs advised by the Adviser or its affiliates (“affiliated funds”). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net advisory fees it collects from the affiliated funds on the Fund’s investment in such affiliated funds.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses remain the same [(except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Fee Waiver Agreement and the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples)]. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and is applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example 1

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]
You would pay the following expenses on a $1,000 Class A Shares investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]

Example 2

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $25,000 Class S Shares investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]
You would pay the following expenses on a $25,000 Class A Shares investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]
You would pay the following expenses on a $25,000 Class I Shares investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]

The Examples above are based on the annual fees and expenses as of [ ] and assume that the Fund has net assets of $1 billion as of such date. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples.

FINANCIAL HIGHLIGHTS

Financial highlights have not been included in this prospectus, as the Fund has not yet commenced operations.

THE FUND

The Fund is a newly organized Delaware statutory trust formed on January 29, 2026 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund has no operating history and operates as an “interval fund”. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory and Management Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board.

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports when they are prepared.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within three months after receipt of such proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies. Such proceeds will be invested together with any interest earned in the Fund’s account with the Fund’s custodian prior to the closing of the applicable offering. See “Purchasing Shares.”

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term debt securities, affiliated and unaffiliated money market securities, mutual funds and/or ETFs, cash and/or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to seek a high level of current income exempt from U.S. federal income taxes.

Investment Strategies

Under normal circumstances, the Fund invests at least 60% of its assets in Municipal Securities. Up to 40% of the Fund’s assets may be invested in Municipal Securities, the interest on which may be subject to the federal alternative minimum tax for individuals.

Municipal Securities are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from U.S. federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal Securities include general obligation bonds, private activity and industrial development bonds, tax anticipation notes or other short-term notes, participations in pools of municipal securities, revenue bonds, municipal leases, variable rate demand obligations, short-term municipal notes, tax-exempt commercial paper, and privately placed securities.

Municipal Securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as TOBs and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurance from legal counsel that the interest payable on the securities is exempt from U.S. federal income tax.

Additionally, Municipal Securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.

The Fund does not target any specific duration or maturity for the securities in which it invests.

The Fund may invest up to 30% of its total assets in preferred securities and bonds or preferred securities that can convert to common stock, including contingent convertible securities, with an emphasis on securities that, at the time of issuance, are eligible to pay dividends that qualify for favorable tax treatment. The Fund may also invest in or originate loans, including, without limitation, to, on behalf of, authorized by, sponsored by, and/or related to projects for which authority and responsibility lies with one or more U.S. states, territories, cities, or their agencies and authorities, which may be in the form of loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

The Fund may invest in Rule 144A securities, and other privately placed securities, and other debt securities subject to U.S. federal income tax, including privately negotiated debt obligations.

The Fund may also invest in zero-coupon securities and mortgage-backed, mortgage-related and asset-backed securities.

The Fund may invest in securities rated below investment grade at the time of purchase without limitation. Such securities are known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the Adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). Such securities may include “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities.

The Fund may utilize derivatives, including futures contracts, options, swaps and forwards for hedging, as substitutes for securities in which the Fund may invest directly, and for leveraging. The Fund may also purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest in securities of other registered investment companies, including closed-end funds, ETFs and other open-end funds.

Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund may invest in obligations of the U.S. Treasury, including Treasury bills, bonds and notes that carry different interest rates, maturities and issue dates. The interest on these securities may be exempt from state and local income taxes.

The Fund may lend its portfolio securities to other parties.

Investment Process

The Adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the Adviser looks for individual fixed income investments that it believes will perform well over market cycles. The Adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the Adviser seeks to assess the impact of ESG factors on certain issuers in the universe in which the Fund may invest. The Adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

Types of Portfolio Investments

Liquid Assets

The Fund may invest any portion of its assets in a portfolio of liquid assets, including short-term debt securities, affiliated and unaffiliated money market securities, mutual funds and/or ETFs, cash and/or cash equivalents. The Fund may invest in investment grade fixed-income securities as well as below investment grade fixed-income securities.

Modifications

The Adviser may modify the implementation of the Fund’s investment strategies, portfolio allocations, investment processes and investment techniques based on market conditions, changes in personnel or as the Adviser otherwise deems appropriate.

ESG Integration

As part of its investment process, for certain of the Fund’s investments, the Adviser systematically incorporates financially material ESG issues (alongside other relevant factors) in its investment decisions in connection with considering sustainability risks and assessing the financial attractiveness of the opportunity. ESG integration does not change the Fund’s investment objective, exclude specific types of issuers or investments or constrain the Fund’s investable universe. The Adviser’s assessments related to ESG factors may not be conclusive and investments that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in investments that may be positively impacted by such factors.

Commercial Paper

Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

Demand Features

Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.

High Yield/High Risk Securities/Junk Bonds

Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.

Inverse Floating Rate Instruments

Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

Investment Company Securities

Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.

Loan Assignments and Participations

Assignments of, or participations in all or a portion of loans to corporations or to governments, including governments in less developed countries.

Municipal Securities

Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.

Options and Futures Transactions

The Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, and (b) futures contracts on securities and indexes of securities.

Preferred Stock

A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

Private Placements, Restricted Securities and Other Unregistered Securities

Securities not registered under the Securities Act of 1933, as amended (“Securities Act”), such as privately placed commercial paper and Rule 144A securities.

Swaps and Related Swap Products

Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

Temporary Defensive Positions

To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

U.S. Government Agency Securities

Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), including funding notes, subordinated benchmark notes, CMOs and Real Estate Mortgage Investment Conduits (REMICs).

U.S. Government Obligations

May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).

Variable and Floating Rate Instruments

Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Purchase or contract to purchase securities at a fixed price for delivery at a future date.

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities

Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.

No guarantee or representation is made that the investment strategy of the Fund will be successful or that the Fund will achieve its investment objective.

LEVERAGE

The Fund currently intends, subject to favorable market conditions, to employ leverage primarily through the use of TOBs to purchase additional securities. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may also obtain leverage through investments in residual interest certificates of TOB trusts, also called inverse floating rate securities, the issuance of debt securities, funds borrowed from banks or other financial institutions, reverse repurchase agreements (effectively a borrowing) and the issuance of Preferred Shares, or a combination thereof. Residual interest certificates of TOB trusts represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). If the Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with a TOBs liquidity provider pursuant to which the Fund is required to reimburse the TOBs liquidity provider the amount of any shortfall. The Fund may issue Preferred Shares without the approval of holders of the Fund’s common shares of beneficial interest. If and when the Fund issues Preferred Shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares will be borne by the common shareholders, and these costs and expenses may be significant. The Fund is permitted to issue Preferred Shares in an amount up to 50% of its Managed Assets, as determined immediately after issuance. “Managed Assets” means the total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any Preferred Shares that may be outstanding). In addition, the Fund may use derivatives that may have the economic effect of leverage. Leveraging is a speculative technique and there are special costs and risks involved. For example, a decline in the value of the Fund’s assets would cause the Fund’s NAV to decline more if the Fund is using leverage than if it were not using leverage. In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have complete priority of payment over the Fund’s common shareholders. There can be no assurance that the Fund’s use of leverage will work as planned or achieve its goals. See “Risks—The Fund may be subject to leverage risk.”

Below is a diagram outlining the structure for a typical but hypothetical TOB Trust:

Fund
Transfer of $60 worth of municipal securities
$15 TOBs Residuals + $44 Cash*
TOB Sponsor
Contribution of $60 of municipal securities
$15 TOBs Residual + $45 Cash
Investors
$45
$45 TOBs Floaters
TOB Trust

* In this example, which is for illustrative purposes only, the TOB Sponsor retained $1 of cash to cover its fees and expenses

As diagrammed above, the TOB Trust receives municipal securities from the Fund through the sponsor and then issues short-term floating rate notes (“TOBs Floaters” for purposes of the diagram) to third party investors and residual interest certificates (“TOBs Residuals” for purposes of the diagram) to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore common shareholders indirectly) received by the TOB Trust from the TOBs Floaters and typically will invest the cash in additional municipal securities or other investments permitted by its investment policies. TOBs Floaters may have first priority on the cash flow from the securities held by the TOB Trust and are enhanced with a liquidity support arrangement from a liquidity provider which allows holders to tender their position at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of the TOBs Floaters also receives the TOBs Residuals. The TOBs Residuals provide the Fund with the right (1) to cause the holders of the TOBs Floaters to tender their notes to the TOB Trust at par (plus accrued interest), and (2) to acquire the municipal securities from the TOB Trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the securities held in the TOB Trust are passed through to the Fund, as the holder of the TOBs Residuals. This transaction, in effect, creates exposure for the Fund to the entire return of the securities in the TOB Trust, with a net cash investment by the Fund that is less than the value of the securities in the TOB Trust. This multiplies the positive or negative impact of the securities’ return within the Fund

(thereby creating leverage). The leverage within a TOB Trust depends on the value of the securities deposited in the TOB Trust relative to the value of the TOBs Floaters it issues. In the diagram above, the TOB Trust receives municipal securities worth $60, issues TOB Floaters worth $45 and the Fund receives TOBs Residuals worth $15. The leverage ratio in the TOB Trust described in the example is thus 3:1. Increasing the value of the TOBs Floaters issued would increase the leverage ratio of the TOBs issuer.

Credit Facility

The Fund intends to establish one or more credit lines to borrow money for investment purposes. In addition, the credit lines may also be used for a range of purposes, including to satisfy repurchase requests, to manage timing issues in connection with the inflows of additional capital and to otherwise satisfy Fund obligations.

RISKS

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISERS PRIOR TO INVESTING IN THE FUND.

Investment in the Fund is suitable only for those persons who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Potential investors with questions as to the suitability of an investment in the Fund should consult their professional advisers to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

Municipal Obligations and Securities Risk.

Because the Fund intends to invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the Adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to U.S. federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.

Private Activity Bonds Risk. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.

Revenue Bonds (including Industrial Development Bonds) Risk. Timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility.

Municipal Lease Obligations Risk. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid.

Bonds and Other Fixed Income Securities Risk. The Fund may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. The Fund will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. Government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Tax Anticipation Notes Risk. Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Senior Secured Loans Risk. When the Fund makes a unitranche loan or standalone first or second lien loan to an issuer, the Fund generally takes a security interest in the available assets of the issuer, including the equity interests of its subsidiaries, which the Fund expects to help mitigate the risk that the Fund will not be repaid. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should it be forced to enforce its remedies. In addition, senior secured credit facilities are generally syndicated to a number of different financial market participants. The documentation governing the facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the facility, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a facility pursuant to a court-ordered plan of reorganization in an insolvency proceeding may be done on a class basis. As a result of these voting regimes, the Fund may not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund.

Risks Associated with Investments in Distressed Securities. The Fund may invest in obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including issuers involved in bankruptcy or other reorganization and liquidation proceedings. These obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such issuers’ obligations should be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments in any financial instrument, and a significant portion of the obligations in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in issuers experiencing significant business and financial difficulties is unusually high. There is no assurance that the value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. In any reorganization or liquidation proceeding relating to an issuer in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the Shareholders adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

In certain transactions, the Fund may not be “hedged” against market fluctuations or, in liquidation situations, may not accurately value the assets of the issuer being liquidated. This can result in losses, even if the proposed transaction is consummated.

Troubled issuers and other asset-based investments also require active monitoring and may, at times, require participation in business strategy or reorganization proceedings by the Adviser. To the extent that the Adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. In addition, involvement by the Fund in an issuer’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its positions in the issuer.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities. Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

General Market Risk.

Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events.

The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.

In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.

The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

Interest Rate Risk.

The Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.

Credit Risk.

There is a risk that issuers and/or a counterparty to a security, contract, repurchase agreement or other investment will not make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Floating and Variable Rate Securities Risk.

Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Structured Product Risk.

Structured products, such as TOBs, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Tender Option Bond Risk. The Fund may invest in trust certificates issued in TOB programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that the Fund will not be considered the owner of a TOB for U.S. federal income tax purposes, and thus will not be entitled to treat such interest as exempt from U.S. federal income tax. Certain TOBs may be less liquid or may become less liquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. The Fund’s investment in the securities issued by a TOB trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. TOB trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a TOB program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk. The use of TOBs will impact the Fund’s duration and cause the Fund to be subject to increased duration and interest rate risk.

Preferred Securities Risk.

Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but rank junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk.

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, contingent convertible securities may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution (the “resolution authority”) has determined that the issuer is not viable. Even though the Fund does not invest in common stock as a principal investment strategy, the Fund will be subject to increased equity market risk in the event that such securities are converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. As contingent convertible securities may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a loan is acquired from a lender, the risk includes the credit risk associated with the obligor of the underlying loan. The Fund may incur additional credit risk when the Fund acquires a participation in a loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired. To the extent that loans involve obligors in foreign or emerging markets, such loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with loans.

High Yield Securities Risk. The loans that the Fund invests in may not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield Securities and Loan Risk.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain loans and certain loans may be subject to restrictions on resale or have a limited secondary market. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to liquidity risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or making a market in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased or sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Certain loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain loans in a timely fashion or at a favorable price could result in losses to the Fund. Also, to the extent that the Fund needs to satisfy repurchase requests or cover unanticipated cash shortfalls, the Fund may seek to engage in borrowing under a credit facility. Certain money market funds also use an interest bearing deposit facility to set aside cash at a level estimated to meet the money market fund’s next business day’s intraday redemption orders.

Collateral and Subordination Risk. With respect to loans that are secured, the Fund is subject to the risk that collateral securing the loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the obligor pledge additional collateral. The Fund, however, is subject to the risk that the obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases (for example, in the case of non-recourse loans), there may be no formal requirement for the obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an obligor’s obligation on a loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If an obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the loan by the obligor or otherwise liquidate the collateral. A court may also invalidate the loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a senior loan or junior loan to the interest of the obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the obligor did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For senior loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the loan were not received or retained by the obligor, but were instead paid to other persons (such as shareholders of the obligor) in an amount which left the obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or a senior loan were subordinated to other debt of an obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan, or the Fund could have to refund interest. Lenders and investors in loans can be sued by other creditors and shareholders of the obligors. Losses can be greater than the original loan amount and occur years after the principal and interest on the loan have been repaid.

Agent Risk. Selling lenders, agents and other entities who may be positioned between the Fund and the obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in monetary policies, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An agent, lender or other entity positioned between the Fund and the obligor may become insolvent or enter Federal Deposit Insurance Corporation (“FDIC”) receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest if assets or interests held by the agent, lender or other party positioned between the Fund and the obligor are determined to be subject to the claims of the agent’s, lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of loans held by the Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the loan market may restrict the Fund’s ability to acquire some loans, affect the timing of such acquisition or affect the price at which the loan is acquired.

Information Risk. There is typically less publicly available information concerning loans than other types of fixed income investments. As a result, the Fund generally will be dependent on reports and other information provided by the obligor, either directly or through an agent, to evaluate the obligor’s creditworthiness or to determine the obligor’s compliance with the covenants and other terms of the loan agreement. Such reliance may make investments in loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other loan investors have access.

Junior Loan Risk. Junior loans are subject to the same general risks inherent to any loan investment. Due to their lower place in the obligor’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same obligor. Junior loans that are bridge loans generally carry the expectation that the obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. An obligor’s use of bridge loans also involves the risk that the obligor may be unable to locate permanent financing to replace the bridge loan, which may impair the obligor’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of loans and subordinate in the capital structure of the obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing the Fund’s remedies under a loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions or legal costs and expenses associated with operating real property. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the loan. Foreclosure risk is heightened for junior loans, including certain mezzanine loans.

Covenant-Lite Obligations. The Fund may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Fund may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, the Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Alternative Minimum Tax Risk.

The Fund may invest up to 40% of its assets in Municipal Securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to U.S. federal income tax. In addition, corporate shareholders will, with limited exceptions, be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gain distributed by the Fund may be taxable.

Restricted Securities Risk.

Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.

Mortgage-Related and Other Asset-Backed Securities Risk.

Mortgage-related and asset-backed securities, including certain municipal housing authority securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-back securities. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by the Fund and the Fund’s yield. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.

The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of the Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.

The Fund may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of IO securities, while a rapid or unexpected decrease could have the same effect on PO securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk.

The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, U.S. federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.

Risks Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments.

The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.

Transactions Risk.

The Fund could experience a loss and its liquidity may be negatively impacted when selling securities or liquidating other investments to meet repurchase requests. The risk of loss increases if the repurchase requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Industry and Sector Focus Risk.

At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.

Debt Securities and Other Callable Securities Risk.

As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Additionally, the income generated by the Fund’s investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments.

Inverse Floating Rate Instrument Risk.

The market value of an inverse floater (also known as a tender option bond) residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Because of the accounting treatment for inverse floaters created by the Fund’s transfer of a municipal bond to a trust, the Fund’s financial statements will reflect these transactions as “secured borrowings,” which affects the Fund’s Statements of Assets and Liabilities and Operations, expense ratios and the Schedule of Investments will include the underlying municipal bond. The Fund’s annual fund operating expenses will include certain expenses and fees related to the Fund’s investments. Some of those expenses may be liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund will also recognize additional income in an amount that directly corresponds to these expenses and, as a result the Fund’s NAVs per share and total returns will not be affected by these additional expenses.

Taxability Risk.

There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from U.S. federal income taxes. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to U.S. federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable, possibly with retroactive effect. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable, possibly with retroactive effect. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to U.S. federal income tax when received by shareholders.

In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities, possibly with retroactive effect. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Subordinated Debt Risk. The Fund may make investments in subordinated debt, which is subordinated to senior secured loans on a payment basis and typically is unsecured and ranks pari passu with other unsecured creditors. As such, other creditors may rank senior to the Fund in the event of an insolvency. This may result in an increased risk of default as well as recovery values being lower than other more senior sources of capital. In addition, many of the obligors are highly leveraged and many of the investments will be in securities which are unrated or rated below investment grade. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Adviser to be of comparable quality. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Bank Loans and Participations Risk. The Fund may invest a portion of its assets indirectly in bank loans and participations. These obligations are subject to unique risks, including, without limitation: (a) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (b) so-called lender liability claims by the issuer of the obligations, (c) environmental liabilities that may arise with respect to collateral securing the obligations, (d) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and (e) limitations on the ability of the Fund to directly enforce its rights with respect to participations. The loans indirectly invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate, and may be senior or subordinated. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current level of liquidity will continue, or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund. Underlying funds may invest in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. In addition, if the Fund invests in loans pursuant to an assignment, it is possible that the Fund’s claims may be subject to attack (i.e., equitable subordination or disallowance) on account of the conduct of the transferee. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest and not with the borrower. In purchasing participations, the Fund may have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the institution selling the participation to the Fund. In certain circumstances, investing in the form of a participation may be the most advantageous or only route for the Fund to make or hold any such investment, including in light of limitations relating to affiliated transaction restrictions, local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender. Some of the bank loans acquired by the Fund may be below investment grade. In terms of liquidity with respect to such investments, there can be no assurance that levels of supply and demand in bank loan trading will provide an adequate degree of liquidity for the Fund’s investments therein. In addition, the Fund may make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

Loan Origination Risk

The Fund may invest in or originate loans related to projects managed by U.S. states, territories, cities, or their agencies and authorities, which may be in the form of loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Shareholders.

Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state attorneys general, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

High Yield Securities and Loan Risk.

The Fund invests in instruments including junk bonds, loans and instruments of municipal issuers that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid. In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the loan and high yield markets.

Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans or high yield securities, increase the claims against assets that are permitted against collateral securing loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the loans and high yield instruments held by the Fund. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

Government Securities Risk.

The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Derivatives Risk.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to Shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

If the Fund determines to operate as a limited derivatives user under Rule 18f-4 and comply with the related limit on the Fund’s derivatives exposure, the Fund could experience lower performance or higher costs.

Exchange-Traded Fund (ETF) and/or Other Investment Company Risk.

The Fund may invest in shares of ETFs and other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying ETF or other investment company when the Fund invests in shares of another ETF or other investment company. The Fund is subject to the risks associated with the ETF or other investment company’s investments. ETFs and companies that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Securities Lending Risk.

The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner, and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the applicable borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Tax Aware Investing Risk.

The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed. Even though tax aware strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.

General Risks of Investing in the Fund

The Fund is subject to general investment risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.

The Fund is subject to risks associated with market and economic downturns and movements. Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make new investments.

The Fund is subject to conflicts of interest. An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets. In certain circumstances, by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates and may result in the Fund forgoing certain investments that it would otherwise make. Furthermore, from time to time, the investment activities of the Fund will be restricted because of regulatory requirements applicable to the Adviser (or its affiliates) or its internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. There may be periods when the Adviser could preclude the Fund from purchasing particular securities or financial instruments (or limit the amount the Fund may invest), even if such securities or financial instruments would otherwise meet the Fund’s objectives. For example, the Fund’s ability to participate in income investments may be limited or precluded due to internal restrictions in place at the Adviser designed to avoid affiliation under the 1940 Act between the Fund and/or the Adviser and its affiliates and an issuer. These same restrictions may not apply to other accounts or pooled investment vehicles managed by the Adviser that are not subject to the 1940 Act. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. See “Potential Conflicts of Interest” below.

The Board may change the Fund’s investment objective and strategies without Shareholder approval. The Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

The Fund is actively managed and subject to management risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

The Fund’s performance depends on the Adviser and key personnel. The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser currently employs, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. The Adviser will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Investment Advisory and Management Agreement. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser’s senior investment professionals. The departure of any of the Adviser’s key personnel, including the portfolio managers, or of a significant number of the investment professionals of the Adviser or of the investment team, could have a material adverse effect on the Fund’s business, financial condition or results of operations. Under the terms of the Investment Advisory and Management Agreement, the Adviser may also enter into one or more sub-advisory agreements with other investment advisers pursuant to which the Adviser may obtain sub-advisory services from such other investment advisers to assist the Adviser in fulfilling its responsibilities. The Fund can offer no assurance that the investment professionals, resources, relationships and expertise of JPMorgan Chase & Co. (“JPMorgan Chase”) will be available for every transaction. In addition, the Fund cannot assure investors that the Adviser will remain the Fund’s investment adviser. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

The Fund’s strategy may involve investments in “undervalued” assets. The Fund’s investment strategy may be based, in part, upon the premise that certain potential investments may be available for purchase by the Fund at what the Adviser believes are “undervalued” prices. However, purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund, and such investments may be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve.

The Fund may be subject to leverage risk. The use of leverage creates an opportunity for increased Share gains, but also creates risks for Shareholders. The Fund cannot assure Shareholders that the use of leverage, if employed, will benefit the common shares. Leveraging is a speculative technique that may expose the Fund to greater risk and increased costs. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for Shareholders, including:

•	the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to Shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by Shareholders. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to Shareholders than if the Fund were not leveraged. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage may reduce the income and/or total returns to Shareholders relative to the circumstance where the Fund had not reduced any of its outstanding leverage.

Under the 1940 Act, in the case of a senior security representing indebtedness, the Fund must have asset coverage of 300% immediately after such issuance, and no distributions on the Fund’s common shares may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of Preferred Shares, the Fund must have asset coverage of 200% immediately after such issuance, and no dividends on the

Fund’s common shares may be made unless the Preferred Shares generally have an asset coverage at that time of 200%.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act, as set forth above. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.

Investments in the Fund will be primarily illiquid. The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Fund’s income investments may be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.

The Fund has no operating history. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. While members of the investment team who will be active in managing the Fund’s investments have substantial experience in income investments, the Fund was recently formed, does not yet have any operating history and has not made any investments.

Repurchase Offers Risk. The Fund is an “interval fund” and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects, under ordinary circumstances, to conduct quarterly repurchase offers for 7.5% of its outstanding Shares (in the aggregate across all Share classes) at NAV (either by number of Shares or aggregate NAV) subject to the approval of the Board.

The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases may be funded from available cash, borrowings, purchase proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $500. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $500, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares at the repurchase price in effect on the date the Fund determines that the Shareholder has failed to meet the minimum balance. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, as well as during any delay between the Repurchase Request Deadline and the Repurchase Pricing Date (to the extent there is a delay). The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. In accordance with applicable law, there is no repurchase offer queue, meaning that Shares that are not repurchased when a repurchase offer is oversubscribed have no priority in the next repurchase offer. A Shareholder may be subject to market, foreign currency and other risks, and the NAV of Shares tendered in a repurchase offer may decline (and continue to decline) at any time, including between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.

Seed Investor Risk. The Adviser and/or its affiliates may make payments, and/or offer fee adjustments for other services provided by the Adviser, to one or more investors that contribute seed capital to the Fund. Such payments and fee adjustments may continue for a specified period of time and/or until a specified dollar amount is reached. Any such payments will be made from the assets of the Adviser and/or its affiliates (and not the Fund), and any such fee adjustments will be made to services by the Adviser that are unrelated to the Fund (and not to any Fund fees or expenses). Seed investors may contribute all or a majority of the assets in the Fund and may hold a significant portion of the Fund’s outstanding Shares for some period of time. There is a risk that such seed investors may request the repurchase of all or part of their Shares, particularly after payments from the Adviser and/or its affiliates have ceased. As with repurchase requests by other large Shareholders, such repurchase requests could have a significant negative impact on the Fund including by reducing the Fund’s liquidity, causing the Fund to realize gains that will be distributed and taxable to remaining Shareholders and increasing the Fund’s transaction costs. A large repurchase request may also use up capacity under the caps of the Fund’s quarterly share repurchase offers and may result in repurchase requests being fulfilled on pro rata basis.

Further, the Adviser may make an investment of capital in the Fund. As a result, the Adviser may own a substantial amount of Fund’s outstanding Shares. The Adviser may periodically elect to tender any or all of its Shares for repurchase pursuant to the Fund’s periodic repurchase offers. Any such tenders by the Adviser could have a negative impact on the Fund, including on the Fund’s liquidity, and could reduce the opportunity for other shareholders to tender the full amount of their Shares in a given offering.

The Fund will have access to confidential information. The Fund will likely have access to or acquire confidential information relating to its investments. The Fund will likely limit the information reported to its investors with respect to such investments.

Shares are not freely transferable. Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

The Fund is classified as non-diversified for purposes of the 1940 Act.

The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund. However, the Fund will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code.

The Fund’s investments may be difficult to value. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in income investments for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests under the Code depends on the values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof. These factors could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders.

The Fund’s NAV is a critical component in several operational matters including computation of the Advisory Fee, the Distribution Fee and the Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund. It is expected that the Fund will accept purchases of Shares on any day the NYSE is open for business. The number of Shares a Shareholder will receive will be based on the NAV per Share next determined following receipt of a purchase order in good order by the Fund, see “Purchasing Shares.”

The Fund may need to liquidate certain investments, including its investments in income investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining Shareholders to the benefit of Shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage Shareholders whose Shares were accepted for repurchase to the benefit of remaining Shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing Shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing Shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its NAV, see “Net Asset Valuation.”

The Fund cannot guarantee the amount or frequency of distributions. The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as a RIC. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds (return of capital), borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of preferred equity investments by the Fund and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled. If at any time when Preferred Shares or other senior securities are outstanding, the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a U.S. federal income and excise tax on undistributed income or gains and may, in certain circumstances, prevent the Fund from qualifying for treatment as a RIC. The Fund may repurchase, prepay, or otherwise retire Preferred Shares or other senior securities, as applicable, in an effort to comply with the distribution requirement applicable to RICs. See—Distributions.

Additional purchases will dilute the voting interest of existing Shareholders. The Fund intends to accept additional purchases for Shares, and such purchases will dilute the voting interest of existing Shareholders in the Fund. Additional purchases will also dilute the indirect interests of existing Shareholders in the Fund investments made prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund investments underperform the prior investments.

The Fund and certain service providers may have access to Shareholders’ personal information. The Adviser, the auditors, the custodian and the other service providers to the Fund may receive and have access to personal data relating to Shareholders, including information contained in a prospective investor’s purchase documents and arising from a Shareholder’s business relationship with the Fund and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser and by the Fund’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

The Adviser and its affiliates manage funds and accounts with similar strategies and objectives to the Fund. The Adviser and its affiliates are investment advisers to various clients for whom they make income investments of the same type as the Fund. The Adviser and its affiliates also may agree to act as investment adviser to additional clients that make income investments of the same type as the Fund. In addition, the Adviser will be permitted to organize other pooled investment vehicles with principal investment objectives different from those of the Fund. It is possible that a particular investment opportunity would be a suitable investment for the Fund and such clients or pooled investment vehicles. If such investments are available, they will be allocated in accordance with the allocation policies and procedures of the Adviser. See “Potential Conflicts of Interest” below.

The Fund is subject to inflation risk. Inflation may adversely affect the business, results of operations and financial condition of the issuers of the Fund’s investments.

Inflationary pressures have increased the costs of labor, energy and raw materials, have adversely affected consumer spending and economic growth, and may adversely affect issuers’ operations. If issuers are unable to pass increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly as interest rates rise in response to inflation. In addition, any projected future decreases in issuers’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of those investments could result in future realized or unrealized losses and therefore reduce the Fund’s NAV.

While the U.S. and other developed economies have experienced higher-than-normal inflation rates, it remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation may affect the Fund’s investments adversely in a number of ways, including those noted above. During periods of rising inflation, interest and dividend rates of any instruments the Fund or entities related to portfolio investments may have issued could increase, which would tend to reduce returns to investors in the Fund. Inflationary expectations or periods of rising inflation could also be accompanied by the rising prices of commodities which may be critical to the operation of certain issuers. Issuers may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of such investments may decline in times of higher inflation. Some of the Fund’s investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses.

Governmental efforts to curb inflation often have negative effects on the level of economic activity. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. There can be no assurance that continued and more wide-spread inflation in the U.S. and/or other economies will not become a serious problem in the future and have a material adverse impact on the Fund’s returns.

Other Risks

The Fund is subject to limitations under the Volcker Rule.

Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the Adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the Adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

The Fund may be deemed to be controlled by a Bank Holding Company under the Bank Holding Company Act.

The Fund’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company. JPMorgan Chase is a bank holding company (“BHC”) under the Bank Holding Company Act (“BHCA”) and is therefore subject to supervision and regulation by the Federal Reserve. In addition, JPMorgan Chase is a financial holding company (“FHC”) under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. JPMorgan may be deemed to “control” the Fund within the meaning of the BHCA if, among other things, JPMorgan Chase owns more than a certain percentage of the Fund’s outstanding Shares or a certain number of JPMorgan Chase employees serve on the Fund’s board, and it is expected that JPMorgan Chase will be deemed to control the Fund for a certain period of time and therefore, these restrictions will apply to the Fund as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve, may restrict the Fund’s investments, transactions and operations and may restrict the transactions and relationships between the Adviser, JPMorgan Chase and their affiliates, on the one hand, and the Fund on the other hand. For example, the BHCA regulations applicable to JPMorgan Chase and the Fund may, among other things, restrict the Fund’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of the Fund’s investments and restrict the Fund’s and the Adviser’s ability to participate in the management and operations of the companies in which the Fund holds an equity investment. In addition, certain BHCA regulations may require aggregation of equity positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by JPMorgan Chase and its affiliates (including the Adviser) for client and proprietary accounts may need to be aggregated with positions held by the Fund. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, JPMorgan Chase may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require the Fund to limit and/or liquidate certain investments.

These restrictions may materially adversely affect the Fund by, among other things, affecting the Adviser’s ability to pursue certain strategies within the Fund’s investment program or trade in certain securities. In addition, JPMorgan Chase may cease in the future to qualify as an FHC, which may subject the Fund to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to JPMorgan Chase and the Fund, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on the Fund.

JPMorgan Chase may in the future, in its sole discretion and without notice to investors, engage in activities impacting the Fund and/or the Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, JPMorgan Chase, the Fund or Applicable JPM Accounts (as defined below). JPMorgan Chase may seek to accomplish this result by causing the Adviser to resign as the Fund’s investment adviser, voting for changes to the Board, causing JPMorgan Chase personnel to resign from the Board, reducing the amount of JPMorgan Chase’s investment in the Fund (if any), revoking the Fund’s right to use the JPMorgan Chase name or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by the Fund may be unaffiliated with JPMorgan Chase.

The Board may make decisions on behalf of the Fund without Shareholder approval.

Shareholders have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund’s investment activities to the Adviser, subject to oversight by the Board.

Recent market fluctuations and changes may adversely affect the Fund.

General fluctuations in the market prices of securities may affect the value of the Fund’s investments. Instability in the securities markets also may increase the risks inherent in the Fund’s investments. Stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

The Fund is subject to risks associated with instability in the banking sector.

U.S. and global markets recently have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it directly or indirectly invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

The Fund is subject to cyber security risk.

As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its investors; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its investors; the inability of the Fund to transact business with its investors; delays or mistakes in the calculation of the financial data or other materials provided to investors; the inability to process transactions with investors or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents), financial intermediaries, entities in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its investors. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and issuers in which it invests or with which it does business.

There may be a trademark risk, as the Fund does not own the JPMorgan name.

The Fund does not own the JPMorgan name, but it is permitted to use it as part of its corporate name pursuant to the Investment Advisory and Management Agreement. Use of the name by other parties or the termination of the Investment Advisory and Management Agreement may harm the Fund’s business.

The Fund may fail to qualify as a RIC under Subchapter M of the Code.

The Fund intends to elect to be treated as, and intends to operate in a manner so as to qualify in each taxable year thereafter, as a RIC under Subchapter M of the Code.

As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders. See “Material U.S. Federal Income Tax Considerations.”

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the underlying investments in which the Fund is invested. Underlying funds and underlying fund managers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from underlying funds or underlying fund managers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the Diversification Tests (as defined below in “Material U.S. Federal Income Tax Considerations—Qualification and Taxation as a RIC”), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the 90% Gross Income Test, the Fund may nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays a tax equal to the amount by which the Fund’s gross non-qualifying income exceeds one-ninth of its gross qualifying income. If the Fund fails to satisfy the Diversification Tests or other RIC requirements, the Fund may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the Shareholders generally would be treated as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. See “Material U.S. Federal Income Tax Considerations — Failure to Qualify as a RIC.” In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from underlying funds or underlying fund managers. If the Fund does not receive sufficient information from the underlying funds or underlying fund managers, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

The Fund may have investments, either directly or through an entity or arrangement treated as a partnership for U.S. federal income tax purposes, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. The Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a U.S. or non-U.S. corporation (or other entity treated as such for U.S. tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.

In addition, the Fund may directly or indirectly invest in underlying funds located outside the United States. Such underlying funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirement (as defined below), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations — Qualification and Taxation as a RIC.”

Tax laws are subject to changes which may adversely affect the Fund.

It is possible that the current U.S. federal, state, local or non-U.S. income tax treatment accorded an investment in the Fund will be modified by legislative, administrative or judicial action in the future, possibly with retroactive effect. The nature of changes in tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after-tax rate of return of an investment in the Fund. Potential investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Trustees and Officers are subject to limitations on liability and the Fund may indemnify and advance expenses to Trustees and Officers to the extent permitted by law and the Fund’s Declaration of Trust.

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Fund’s Declaration of Trust provides that the Trustees will not be liable to the Fund or Shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Fund’s Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to the Declaration of Trust and subject to certain exceptions described therein, the Fund will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, the Fund will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

The Fund will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the Shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and the Fund will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

The Fund and the Adviser are subject to ongoing regulatory scrutiny and reporting obligations.

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.

This offering is being made on a reasonable best-efforts basis by JPMII.

This offering is being made on a reasonable best efforts basis, whereby JPMII is only required to use its reasonable best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares. JPMII is an affiliate of the Fund and the Adviser. As a result, JPMII’s due diligence review and investigation of the Fund and this Prospectus cannot be considered to be an independent review.

POTENTIAL CONFLICTS OF INTEREST

The following actual or potential conflicts of interest should be considered by prospective holders of the Fund’s Shares before making an investment in the Shares. As further described below, conflicts of interest will arise whenever JPMorgan Chase has an actual or perceived economic or other incentive in its management of client assets, including the Fund, to act in a way that benefits JPMorgan Chase. Conflicts will result, for example (to the extent permitted under applicable law, the Fund’s organizational documents and the Prospectus): (i) when the Adviser causes the Fund to purchase an investment product, such as interests in a mutual fund, a structured product, a separately managed account or interests in investment vehicles, issued or managed by JPMorgan Chase; (ii) when a JPMorgan Chase entity is engaged to provide services, including, but not limited to, trade execution and trading clearing, on behalf of the Fund; or (iii) when JPMorgan Chase receives payment or a benefit as a result of the Adviser investing the assets of the Fund in an issuer or an investment product. Other conflicts will result because of the relationship that JPMorgan Chase has with other clients or when JPMorgan Chase acts for its own account, as further described in detail below. As the Fund’s investment program develops over time, an investment in the Fund will likely be subject to additional and different risks and potential conflicts of interest. JPMorgan Chase and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

The matters considered in this “Potential Conflicts of Interest” section should be considered along with other matters discussed elsewhere in the Prospectus, including the Risks set forth above.

Relationship Among the Fund, Adviser and the Investment Team

The Adviser faces a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that could result to it or its affiliates from the operation of the Fund, on the other hand. For example, the Adviser receives an Advisory Fee based on the net assets of the Fund. Consequently, the Adviser has an interest in engaging in relatively safe investments in order to receive the Advisory Fee. In addition, there is an inherent conflict of interest where the Adviser values, or provides assistance in connection with the valuation of, assets of the Fund and is receiving a fee based on the value of such assets. Overvaluing certain positions held by the Fund could inflate the value of the Fund’s assets as well as the Fund’s performance record which would likely increase the fees payable to the Adviser.

The Adviser has rendered in the past and will continue to render in the future various services to others (including investment vehicles and accounts which have the ability to participate in similar types of investments as those of the Fund) and perform a variety of other functions that are unrelated to the management of the Fund and the selection, acquisition, management and disposition of the Fund’s investments. The officers and employees of the Adviser are not required to devote all or any specific portion of their working time to the affairs of the Fund and actual or potential conflicts of interest arise in allocating management time, services or functions among such clients, including clients that may have the same or similar type of investment strategy as the Fund.

Relationship Among the Fund, the Adviser and JPMorgan Chase

The Adviser is a subsidiary of JPMorgan Chase. While certain types of transactions between the Fund and JPMorgan Chase may be prohibited under the 1940 Act, including transactions where JPMorgan Chase is acting for its account purchases assets from, or sells assets to, the Fund, the Fund may engage in certain transactions with the Adviser or engage JPMorgan Chase to provide certain services.

It is expected JPMorgan Chase will from time to time refer potential investors to the Fund. The Fund will not compensate JPMorgan Chase for such referrals, however, the Adviser may pay JPMorgan Chase for the referral.

The Adviser faces conflicts of interest when such introduction or referral is made by an affiliate because the decision to transact with the referred client will likely benefit JPMorgan Chase.

Where an affiliate of JPMorgan Chase is appointed by the Adviser to render a service to the Fund which could have otherwise been provided by a third party, the Adviser will enforce (to the extent it is in their respective powers) the rights of the Fund or the relevant entity against any such JPMorgan Chase affiliate for the benefit of the investors of the Fund as a whole, unless the Adviser determines it is not in the best interest of the Fund.

JPMorgan Chase may also execute agency cross transactions between the Fund and other persons and will receive commissions from both parties to such transactions, in all cases subject to applicable law, including the 1940 Act, the Advisers Act and Dodd-Frank. Moreover, the Adviser may cause the Fund to execute the purchase or the sale of investments through JPMorgan Chase as agent or select JPMorgan Chase as executing broker in transactions for the Fund, and JPMorgan Chase will receive fees or commissions in connection with such transactions subject to applicable law. These agency cross transactions create a conflict of interest between the Adviser’s interest in assuring that the Fund receives best execution on all transactions and in limiting or reducing the fees paid by the Fund, and its interest in generating additional profits and fees for JPMorgan Chase.

JPMII serves as principal underwriter for the Fund. JPMII may receive fees directly from the Adviser and from certain investors making an investment in Shares of the Fund. The fees paid by investors will be borne by such investors in addition to their investment in Shares of the Fund. JPMorgan Chase, by virtue of its indirect interest in the Adviser, will indirectly benefit from the services of JPMII which increase the assets upon which the Adviser receives fees from the Fund. In addition, the potential for JPMII, and for JPMorgan Chase itself, to receive (directly or indirectly) compensation in connection with certain investors’ making an investment in the Shares of the Fund creates a conflict of interest in JPMorgan Chase recommending that the potential investors purchase such Shares of the Fund. The remuneration relating to sales of Shares of the Fund from time to time will be greater than that of other products that JPMII might offer on behalf of JPMorgan Chase or other sponsors, and, in such case, JPMorgan Chase will have an incentive to offer Shares of the Fund to their clients.

JPMorgan Chase’s Investment Banking, Trading, Advisory and Other Activities

Banking Services

JPMorgan Chase is a diversified financial services firm that provides a broad range of services, including, but not limited to, financial, consulting, investment banking, advisory, brokerage and other services, and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests. In providing services and products to its clients other than the Fund, affiliates of the Adviser, and at times the Adviser itself, face conflicts of interest with respect to activities recommended to or performed for the Fund, on one hand, and for JPMorgan Chase’s other clients, on the other hand. For example, JPMorgan Chase has, and continues to seek to develop, banking and other financial and advisory relationships with numerous US and non-US persons and governments. JPMorgan Chase also advises and represents potential buyers and sellers of businesses worldwide. The Fund could have invested in, or could wish to invest in, such an entity represented by JPMorgan Chase or with which JPMorgan Chase has a banking or other financial relationship. In addition, certain clients of JPMorgan Chase could invest in entities in which JPMorgan Chase holds an interest, including the Fund, and in providing services to its clients, JPMorgan Chase will from time to time recommend activities that would compete with or otherwise adversely affect the Fund or the Fund’s investments. It should be recognized that such relationships at times will impact or impair the Fund’s ability to engage in certain transactions and constrain the Fund’s investment flexibility. For example, if the Fund and JPMorgan Chase or another client of JPMorgan Chase are invested in the same issuer and there is a restructuring of the issuer, the Fund may not be able to dispose of its investments at the same time as JPMorgan Chase or such client because such transaction could be deemed a “joint transaction” with an affiliate which is prohibited under the 1940 Act without the prior approval of the SEC.

Where JPMorgan Chase offers financing, investment banking, investment advisory, investment management, portfolio management, transaction arrangement, depositary, accounting or administrative services or other products or services to the Fund, or any entity comprising the Fund, such services will be offered on an arm’s length basis, at market rates and on terms similar to those offered by third-party financing sources or third-party service providers, as appropriate. Notwithstanding the fact that the Adviser will use commercially reasonable efforts to achieve terms for the relevant transaction or services that are no less favorable to the Fund than would be obtained on an arm’s length basis as determined by the Adviser acting in good faith, it is possible that the resulting terms could nevertheless be less favorable from the Fund’s perspective than if the counterparty had been an independent third party.

Subject to applicable law, including the 1940 Act, JPMorgan Chase may receive certain fees for transactions with or services performed for or on behalf of the Fund or any other person in which the Fund holds (directly or indirectly) investments, including fees relating to: (A) the investments, directly or indirectly, for advisory, sale, development, redevelopment, construction, leasing or financing services performed by JPMorgan Chase; and (B) financing, investment banking, investment advisory, investment management, portfolio management, transaction arrangement, depositary, accounting or administrative services or other products or services provided, directly or indirectly, to the Fund or any other person in which the Fund holds (directly or indirectly) investments.

The Advisory Fee (or any other fee, charge, or payment due under any of the Fund’s organizational documents or such other agreement relating to the Fund, as applicable) will not be reduced or set-off by any portion of any such fees and all fees that JPMorgan Chase receives for transactions with, or services performed for or on behalf of, the Fund or any other person in which the Fund holds (directly or indirectly) such investments will be retained by JPMorgan Chase for its own account, except as may otherwise be agreed to by the Adviser or any other JPMorgan Chase affiliate in their absolute discretion or as may be required under the applicable law, including the 1940 Act.

JPMorgan Chase derives ancillary benefits from providing investment advisory, distribution, administrative and other services to the Fund. For example, providing such services to the Fund or fees paid to third party service providers engaged by the Adviser on behalf of the Fund generally help JPMorgan Chase enhance its relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue. In addition, although the Adviser will make decisions for the Fund in accordance with its obligations to manage the Fund in a manner consistent with the Adviser’s fiduciary duties, the fees, allocations, compensation and other benefits to JPMorgan Chase (including benefits relating to business relationships of JPMorgan Chase) arising from those decisions will at times be greater as a result of certain portfolio, investment, service provider or other decisions (including decisions to either in-source or outsource certain processes or functions in connection with a variety of services that the Adviser provides to the Fund) made by the Adviser for the Fund than they would have been had other decisions been made which also might have been appropriate for the Fund.

In the ordinary course of its business, JPMorgan Chase and its representatives also generate, or receive from third parties, information regarding potential investment opportunities or other information that could be useful to someone such as the Adviser in the performance of its advisory services to the Fund. However, while such information may be shared with other JPMorgan Chase clients and their affiliates (to the extent JPMorgan Chase is not prohibited by law or contract from doing so), it might not be made available to the Adviser or JPMorgan Chase may otherwise act on such information in ways that may have an adverse effect on the Fund. JPMorgan Chase will not be under any obligation to disseminate such information.

JPMorgan Chase includes a number of entities that act as broker-dealers. Such broker-dealers may from time to time participate in underwriting syndicates with respect to issuers or may otherwise be involved in the private placement of debt or equity securities issued by issuers or otherwise in arranging financing for issuers. Subject to applicable law, such broker-dealers may receive underwriting fees, placement commissions or other compensation with respect to such activities, which are not required to be shared with the Fund or other clients of JPMorgan Chase. Where a JPMorgan Chase broker-dealer serves as underwriter with respect to an issuer’s securities, in such capacity, it may require certain equity holders, which may include the Fund, to be subject to a lock-up period following the offering under applicable regulations, during which time such equity holders’ ability to sell any securities that they continue to hold is restricted. This may prejudice the Fund’s ability to dispose of such securities at an opportune time and thereby adversely affect the Fund’s performance. In addition, in certain instances, the Fund may be prohibited under the 1940 Act from making investments in entities where JPMorgan Chase is acting as underwriter.

Relationship with the Fund and Issuers

From time to time JPMorgan Chase also has relationships with, and represents, investors that have invested in or wish to invest in issuers in which the Fund invests or will invest. In addition, JPMorgan Chase will from time to time represent, or provide acquisition financing to, a client competing with the Fund for an investment in an issuer. In providing services to its clients, JPMorgan Chase from time to time recommends activities that compete with or otherwise adversely affect the Fund or the Fund’s investments. In addition, as a result of JPMorgan Chase’s various other businesses and clients, JPMorgan Chase from time to time comes into possession of information about certain markets and investments, some of which is material, non-public or confidential information of particular issuers or the securities of such issuers, which, at times, will limit the Adviser’s ability to dispose of or retain or increase interests in investments held by the Fund or acquire certain investments on behalf of the Fund until the information has been publicly disclosed or is no longer deemed material. JPMorgan Chase also from time to time becomes subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict the Adviser’s ability to trade in certain investments on behalf of the Fund. These limited abilities to trade investments could materially adversely affect the investment results of the Fund. In addition, JPMorgan Chase’s internal information barriers that are designed to prevent the flow of certain types of information, including material, non-public, confidential information, from one area or part of JPMorgan Chase to another area or group thereof, restrict the Adviser’s ability to access information even when such information would be relevant to its management of the Fund and/or its management of the Fund’s investments or potential investments. Therefore, affiliates of the Adviser can trade differently from the Fund potentially based on information not available to the Adviser. It should be also recognized that, under certain circumstances, JPMorgan Chase internal policies or identified actual or potential conflicts arising from such relationships will preclude the Fund from engaging in certain transactions, constrain the Fund’s investment flexibility and/or require the Fund to dispose of an investment sooner or later than desired.

For the foregoing reasons, among others, the Adviser will from time to time have a conflict of interest between acting in the best interests of the Fund and such other accounts managed by the JPMorgan Chase and/or the Adviser or their affiliates, principals or employees.

Other Accounts of the Investment Team and Allocation of Investments

The Adviser currently manages additional investment vehicles, funds and accounts using overlapping, similar and potentially identical strategies to the Fund (collectively, including any future accounts, “Applicable JPM Accounts”). In addition, the investment team is expected to sponsor or manage collective investment vehicles or managed accounts with investment strategies that are overlapping with or similar to the Fund. As a result, the Adviser will from time to time have a conflict of interest between acting in the best interests of the Fund and other Applicable JPM Accounts. In particular with respect to allocation of investment opportunities, the types of investments made by the Fund will generally also be appropriate for other Applicable JPM Accounts and there is no assurance that the Fund will be allocated those investments. The Fund does not have priority in allocation of investments over other Applicable JPM Accounts, while certain other Applicable JPM Accounts have priority in allocation of certain investments. The investment team is permitted to allocate investment opportunities to specific clients on an individualized basis in response to a particular mandate or size, which would result in certain other Applicable JPM Accounts receiving a larger (including potentially exclusive) allocation of certain investments. The Adviser does not anticipate recommending an allocation of these exclusive investment opportunities to the Fund. In addition, the Adviser will have a conflict with respect to allocating opportunities to larger Applicable JPM Accounts, clients with which the Adviser would like to develop a new relationship, affiliated Applicable JPM Accounts or Applicable JPM Accounts that share a common consultant.

The Adviser has developed policies and procedures to seek to allocate investment opportunities and make purchase and sale decisions among the Fund and the other accounts managed by the Adviser in a manner that it determines to be fair and equitable over time, subject to compliance with applicable 1940 Act rules and regulations and exemptive relief. In many cases these policies result in the pro rata allocation of limited opportunities across accounts, but in other cases investment allocations will be adjusted as the Adviser determines to be appropriate in order to reflect numerous other factors based upon the investment team’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each of the investment team’s accounts and apply a variety of factors. In addition, regulatory requirements and certain limitations on co-investments may cause the Adviser to allocate on a random or rotational basis. The Adviser’s allocation policy and process seeks to take into account all relevant facts and circumstances for allocations of investments with constrained capacity, including specific requirements, investment guidelines, objectives, size, geographical limitations, risk profile, timing issues and capital available for investment of each client; diversification needs and prudent concentration levels, including exposure of the applicable client to a specific issuer; the ability to allocate the interests to more than one client; legal, tax, regulatory and contractual restrictions; potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security and whether any “right of first refusal” or similar right exists with respect to a specific client; the nature of the investment opportunity, including minimum investment amounts and the source of the opportunity; and such other considerations as the Adviser deems relevant in good faith. The Adviser will seek to treat all clients fairly and equitably in light of all factors relevant to managing an investment fund or account, and in some cases the application of the factors described herein will result in allocations in which certain other of the accounts managed by the Adviser receive an allocation when other accounts managed by the Adviser (including the Fund) do not. As a result of such allocation decisions made by the Adviser, there will be instances where the Fund will not be able to participate (or will receive a reduced position) in an investment that would otherwise be appropriate for the Fund. Such allocation determinations require a significant amount of discretion by the Adviser, including with respect to weighing and balancing various important factors in determining what is fair and equitable over time with respect to all other accounts managed by the Adviser. Similarly, the Adviser will cause the liquidation or sale of such positions for the Fund and its other clients in its discretion in accordance with the foregoing principles. While the Adviser will seek to be fair and equitable over time with respect to its allocation decisions on a whole, any particular allocation decision may benefit another account managed by the Adviser instead of the Fund or may be detrimental to the Fund.

In addition, investors should note that other Applicable JPM Accounts will be subject to different fee structures, be subject to different constraints, have more frequent or different investor reporting, be subject to different regulatory restrictions and focus on different investments than the Fund and, therefore, the strategies employed by such other client accounts and the Fund will likely diverge. The Adviser may also make a different investment recommendation to another Applicable JPM Account as compared to the Fund with respect to any particular investment as a result of such considerations. Therefore, the performance of the investment activities of the Fund may differ significantly from the results achieved by the other Applicable JPM Accounts that implement the same or a similar investment strategy as the Fund. There is no specific limit as to the number of accounts which may be managed or advised by the Adviser, the investment team or their affiliates.

As a result of the above and regulatory restrictions, in certain cases the Fund will not be afforded the chance to participate in attractive investment opportunities in which other Applicable JPM Accounts are given the opportunity to participate. The Fund may also at times be prohibited (due to, for example, exclusivity rights granted to other Applicable JPM Accounts, regulatory limitations, or a limit placed by an underlying manager on the number of clients of the investment team which are allowed to participate in an opportunity) from pursuing certain investment opportunities, or the ability of the Fund to participate in any particular opportunity may be substantially limited.

If permitted by applicable law, including the 1940 Act, the Fund and any entity comprising the Fund may make investments in mutual funds, ETFs, money-market funds and other instruments sponsored and/or managed by JPMorgan Chase or its affiliates. In connection with any of these investments, the Fund and/or issuers, as the case may be, will pay all fees pertaining to investments in such mutual funds, ETFs or money-market funds, and, in such event, advisory fees payable to the Adviser by the Fund will be waived to avoid any “double fees” paid to JPMorgan Chase involved in making any of these investments. In other circumstances in which JPMorgan Chase receives any fees or other compensation in any form relating to the provision of services to the Fund, no accounting or repayment to the Fund will be required unless required under applicable law.

JPMorgan Chase provides financing, consulting, investment banking, management, custodial, transfer agency, stockholder servicing, treasury oversight, administration, distribution, underwriting, including participating in underwriting syndicates, brokerage (including prime brokerage) or other services to its clients, including issuers in which the Adviser invests or may invest on behalf of the Fund, and receives customary compensation from, such entity which is the issuer of a debt or equity security purchased or held by the Fund or the issuers in which the Fund invests. These relationships generate revenue to JPMorgan Chase and could influence the Adviser in deciding whether to select or recommend such issuers for investments by the Fund, in deciding how to manage such investments, and in deciding when to realize such investments. For example, JPMorgan Chase earns compensation from issuers for providing certain services, and the Adviser has an incentive to favor such issuers over other issuers with which JPMorgan Chase has no relationship when investing on behalf of, or recommending investments to, the Fund because such investments potentially increase JPMorgan Chase’s overall revenue. In addition, JPMorgan Chase derives ancillary benefits from providing these services. For example, allocating the Fund assets to an issuer, strengthens JPMorgan’s relationship with such issuer and their affiliates and could facilitate additional business development or enable JPMorgan Chase or the Adviser to obtain additional business and generate additional revenue. In providing these services, JPMorgan Chase could also act in a manner that is detrimental to the Fund, such as when JPMorgan Chase is providing financing services and it determines to close a line of credit to, to not extend credit to, or to foreclose on the assets of, an issuer in which the Fund invests, or when JPMorgan Chase advises a client, and such advice is adverse to the Fund. In addition, when a JPMorgan Chase broker-dealer serves as underwriter with respect to securities of an issuer in which the Fund invests, in such capacity, it may require certain equity holders, which may include the Fund, to be subject to a lock-up period following the offering under applicable regulations, during which time such equity holders’ ability to sell any securities is restricted. This would prejudice the Fund’s ability to dispose of such securities at an opportune time and thereby adversely affect the Fund. In addition, in certain instances, the Fund may be prohibited under the 1940 Act from making investments in entities where JPMorgan Chase is acting as underwriter. Any fees or other compensation received by JPMorgan Chase, excluding the Adviser, in connection with such activities will not be shared with the Fund or any investor in the Fund. Such compensation could include financial advisory fees, monitoring fees, Adviser fees or fees in connection with restructurings or mergers and acquisitions, as well as underwriting or placement fees, financing or commitment fees, trustee fees and brokerage fees. Moreover, when JPMorgan Chase provides or arranges financing to an issuer in which the Fund has invested, the holder of the senior securities (including JPMorgan and its clients) may have, and in the event of the issuer’s financial distress or insolvency will have, interests substantially divergent from those of the Fund. There can be no assurance that JPMorgan Chase will be able to accommodate the interests of the Fund or that of its investors.

In addition, the Adviser’s management of the Fund benefits JPMorgan Chase in other ways. For example, the Fund may, subject to applicable law, invest directly or indirectly in the securities or other obligations of issuers in which Applicable JPM Accounts have an equity, debt or other interest. In addition, the Fund may engage in investment transactions that result in other Applicable JPM Accounts being relieved of obligations or otherwise divesting of investments or transactions that cause the Fund to have to divest certain investments due to its affiliation with such other account, in all cases subject to applicable law, including the 1940 Act. The purchase, holding and sale of investments by the Fund at times will likely enhance the profitability of JPMorgan Chase’s or other Applicable JPM Accounts’ own investments in and its activities with respect to such issuers.

Investments in Different Classes and Issuer’s Capital Structure

A conflict could arise when another Applicable JPM Account, or one or more other accounts managed by JPMorgan Chase, the Adviser or their affiliates (collectively, the “J.P. Morgan Accounts”) directly or indirectly invest in different instruments or classes of securities of the same issuer than those in which the Fund invests. In certain circumstances, one or more Applicable JPM Accounts or J.P. Morgan Accounts will have different investment objectives and could pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities could have an adverse effect on the Fund. For example, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by another Applicable JPM Account or J.P. Morgan Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the other client’s performance will not be affected because such client no longer has an investment in the issuer. In addition, the Fund, along with other Applicable JPM Accounts and J.P. Morgan Accounts, may pursue or enforce rights with respect to a particular issuer, or the Adviser, the investment team and/or JPMorgan Chase may pursue or enforce rights with respect to a particular issuer on behalf of the Fund, other Applicable JPM Accounts or other J.P. Morgan Accounts. The Fund could be negatively impacted by the activities by or on behalf of such other Applicable JPM Accounts or J.P. Morgan Accounts, and transactions for the Fund could be impaired or effected at prices or terms that are less favorable than would otherwise have been the case had a particular course of action with respect to the issuer of the securities not been pursued with respect to such other Applicable JPM Accounts or J.P. Morgan Accounts. These conflicts are magnified with respect to issuers that become insolvent. Furthermore, it is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding the Fund will be limited (by internal JPMorgan policies or restrictions, applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan Chase, J.P. Morgan Accounts or the other Applicable JPM Accounts. Finally, in certain instances, personnel of JPMorgan Chase may obtain information about the issuer that is material to the management of other Applicable JPM Accounts or J.P. Morgan Accounts and that will at times limit the ability of personnel of the Adviser to buy or sell securities of the issuer on behalf of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by JPMorgan Chase for the other Applicable JPM Accounts, the J.P. Morgan Accounts or for its own account. The Adviser will manage the Fund and the other Applicable JPM Accounts in accordance with their respective investment objectives and guidelines; however, JPMorgan Chase advisers outside of the investment team will from time to time give advice and take action with respect to any current or future J.P. Morgan Accounts that competes or conflicts with the advice the Adviser gives to the Fund or its other clients, including with respect to the timing or nature of actions relating to certain investments (including, without limitation, advising or having J.P. Morgan Accounts engage in short sales of securities or instruments issued by issuers in which the Fund has invested). The Adviser may also make different investment recommendations or decisions among its clients depending on specific requirements or factors applicable to such clients, including investment guidelines, objectives, size, geographical limitations, risk profile and capital available. Future investment activities by the Adviser on behalf of other Applicable JPM Accounts, or by JPMorgan Chase on behalf of other J.P. Morgan Accounts, will likely give rise to additional conflicts of interest and demands on the Adviser’s time and resources.

Regulatory Restrictions and Overall Position Limits

From time to time, the activities of the Fund will be restricted because of regulatory requirements applicable to JPMorgan Chase or its internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. There may be periods when the Adviser could preclude the Fund from purchasing particular securities or financial instruments (or limit the amount the Fund may invest), even if such securities or financial instruments would otherwise meet the Fund’s objectives. For example, the Fund’s ability to participate in income investments may be limited or precluded due to internal restrictions in place at the Adviser designed to avoid affiliation under the 1940 Act between the Fund and/or the Adviser and its affiliates and an issuer. These same restrictions may not apply to other accounts or pooled investment vehicles managed by the Adviser that are not subject to the 1940 Act. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance or unless made in accordance with an exemptive order the Adviser and certain of their affiliates have received from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.

The Fund may participate in other aggregated transactions alongside affiliates of the Adviser and funds and accounts managed by the Adviser and its affiliates that qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) of the 1940 Act and Rule 17d-1 thereunder as expressed in no-action letters or other available guidance from the SEC or its staff, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.

The Adviser seeks to limit the Fund, together with interests held by other clients of the Adviser, from owning or controlling, directly or indirectly, interests in underlying funds issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Adviser may either seek to waive voting rights or cause the Fund to invest in an underlying fund’s non-voting securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the underlying fund and its affiliated persons. As a general matter, however, the underlying funds in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the underlying fund (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of an underlying fund or another issuer. In such circumstances, the Fund may be restricted from transacting with the underlying fund or its issuers absent an applicable exemption (whether by rule or otherwise).

Restrictions on the Adviser with respect to Managing Registered Securities

The Fund may invest directly or indirectly in securities of non-public issuers that may subsequently register their equity securities and list them for public trading while the Fund owns such securities. The Adviser, on behalf of the Fund, as a holder of securities of a non-public issuer, may also determine that it is in the Fund’s interest to encourage such an issuer to register its equity securities and to list them for public trading as part of the Fund’s investment or exit strategy. In connection with such registration and listing, it may be in the interest of the Fund that members of the Adviser or the investment team serve on the board of directors of such issuer. However, applicable securities laws and internal policies of JPMorgan Chase could limit the ability of such persons to serve on such board. In addition, if such persons serve on the board of a public issuer, such persons and the Fund will likely be subject to certain investment and trading limitations arising from such board member’s access to material, non-public information, as described above in “JPMorgan Chase’s Investment Banking, Trading, Advisory and Other Activities – Relationship with the Fund and Issuers”. Such limitations may be adverse to the Fund.

Trustee Independence

The 1940 Act requires that at least a majority of the Fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the Fund. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist in the determination as to whether the trustee is independent under the 1940 Act. Each of the Fund’s trustees, other than Glenn Hill, is not an “interested person” of the Fund under the 1940 Act. The Board limits membership on the Audit Committee and the Nominating and Governance Committee to independent trustees.

Adviser Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

MANAGEMENT OF THE FUND

Board of Trustees

The Role of the Board

The Board is responsible for overseeing the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various individuals of the Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations.

Board Structure and Committees

As required by the 1940 Act, a majority of the Fund’s Trustees are Independent Trustees and are not affiliated with the Adviser. The Independent Trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between the Adviser and the Independent Trustees and leads the Independent Trustees in all aspects of their oversight of the Fund. Among other things, the lead independent trustee facilitates communication among the Fund’s Independent Trustees. The Trustees believe that the Board’s structure is appropriate given the characteristics and circumstances of the Fund, including but not limited to, the expected asset size of the Fund and other funds under the oversight of the Independent Trustees, the nature and number of such funds, the total number of Trustees, the range of experience represented on the Board and the Board’s responsibilities. The Trustees also believe that this structure facilitates the exercise of the Board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.

The Board has formed an Audit Committee composed of all of the Independent Trustees, the function of which is to: (1) handle the appointment, retention, compensation, and oversight of the Fund’s independent registered accounting firm (the “independent accountants”); (2) oversee the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls; (3) review and approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and Sarbanes-Oxley; (4) assist the Board in oversight of the valuation process in accordance with policies adopted by the Board; and (5) conduct such other business and/or attention to such other matters as the Board or Nominating and Governance Committee may specifically assign to the Audit Committee from time to time.

The Board has formed a Nominating and Governance Committee composed of all of the Independent Trustees, which is responsible for, among other things, oversight of matters relating to the Fund’s governance obligations, selecting and nominating persons to serve as Trustees, Fund service providers and litigation. The Fund does not hold annual Shareholder meetings. As such, the Nominating and Governance Committee may, but will not typically, consider nominees recommended by security holders.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent accountants to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the independent accountant’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Portfolio Management

Adviser

J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, New York 10017, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act, and is an indirect, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is an indirect, wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

Primary Portfolio Managers [To be provided by amendment.]

The personnel of the Adviser who have primary responsibility for management of the Fund are [ ]. The Fund’s primary portfolio managers, along with other members of the investment team, including the investment team’s [Portfolio Construction Team], are responsible for overseeing the Fund, which will formulate investment guidelines for the Fund and approve all acquisitions, dispositions and financing decisions.

[Name], [Title], Portfolio Manager, [ ].

The SAI provides additional information about the Fund’s primary portfolio managers’ compensation, other accounts managed by them and their ownership of any Shares of the Fund.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Adviser, subject to supervision by the Board, provides certain investment advisory, management and administrative services to the Fund pursuant to an Investment Advisory and Management Agreement between the Fund and the Adviser.

Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly Advisory Fee at an annual rate of [ ]% based on the value of the Fund’s net assets calculated and accrued daily. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee payable to the Adviser or to any purchases or repurchases of

Shares of the Fund or any distributions by the Fund. The Advisory Fee is payable monthly in arrears within five (5) business days after the completion of the NAV computation for the month. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

Pursuant to the Fee Waiver Agreement, the Adviser has contractually agreed to reduce its Advisory Fee to an annual rate of [ ]% for a one-year term from the date the Fund commences operations. Unless otherwise extended by agreement between the Fund and the Adviser, the Advisory Fee payable by the Fund after the conclusion of the first year of operations will be at the annual rate of [ ]%. The reduction of the Advisory Fee under the Fee Waiver Agreement is not subject to recoupment by the Adviser under the Expense Limitation Agreement.

Purchased Shares are incorporated into the next daily NAV and included in the computation of the Advisory Fee payable. Share repurchases are included in the computation of the Advisory Fee payable through the Repurchase Pricing Date as described in “Repurchase of Shares.” The Advisory Fee, if any, is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. The Advisory Fee is payable in cash. The Fund could apply for exemptive relief from the SEC in the future that if granted would permit the Fund to pay the Adviser all or a portion of its Advisory Fee in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash. As a condition of any such exemptive relief, the Adviser would have to commit not to sell any such Shares received in lieu of a cash payment of its Advisory Fee for at least 12 months from the date of issuance, except in exceptional circumstances. As of the date of this Prospectus, the Fund has not applied for such exemptive relief.

Investment Advisory and Management Agreement and Reimbursement Arrangements

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory and Management Agreement.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund reimburses the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. If the Adviser or its affiliates seek reimbursements of such costs, such action may cause the Fund’s expenses to be higher than the expenses shown herein, perhaps by a material amount. The Adviser may, in its sole discretion, waive or not seek reimbursement for accounting, legal, clerical or administrative services to the Fund.

The Investment Advisory and Management Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held on [ ], 2026. The Investment Advisory and Management Agreement is terminable without penalty, on 60 days’ prior written notice: by a majority vote of the entire Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser. After the initial term of two years, the Investment Advisory and Management Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person (or as otherwise permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Investment Advisory and Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Advisory and Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund, the Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person or any sub-adviser in connection with the performance of services to the Fund. The Investment Advisory and Management Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.

Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Excluded Expenses) do not exceed [ ]% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the months in which the Adviser waived the fee or reimbursed the expense. The Expense Limitation Agreement will have a term ending one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its initial one-year term.

The Adviser has agreed to advance organizational and initial offering costs to the Fund. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement.

A discussion regarding the basis for the approval by the Board of the Investment Advisory and Management Agreement will be available in the Fund’s [semi]annual shareholder report for the period ending [    ], 2026.

NET ASSET VALUATION

The Fund calculates the NAV of each class of Shares as of the close of business on each day the NYSE is open for trading or at such times as the Board shall determine (each, a “Determination Date”). In determining the NAV of each class of Shares, the Fund will value its investments as of the relevant Determination Date. The NAV of each class of Shares of the Fund will equal, unless otherwise noted, the value of the total assets of the class of Shares (including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and its pro rata portion of any borrowings of the Fund), each determined as of the relevant Determination Date. The NAVs of Class S Shares, Class A Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the NAV of Class S Shares, Class A Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Board has approved procedures pursuant to which the Fund will value its investments. The Board has designated the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Board oversees the Adviser’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable.

Liquid Assets

Securities for which market quotations are readily available are generally valued at their current market value.

Shares of open-end investment companies, including money market funds, are valued at their respective NAVs. Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows. Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services affiliated with the Adviser. Valuations received by the Fund from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.

If they are traded on a Determination Date, equity securities that are listed or traded on a national exchange will be valued at the last quoted exchange price. Likewise, equity securities that are traded on NASDAQ will be valued at the NASDAQ official closing price if the securities are traded on the Determination Date. If securities are listed on more than one exchange, and if the securities are traded on the Determination Date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the Determination Date, the Fund will value the securities at the last reported sale price. If the equity security is traded a few days each month and the Adviser believes such price no longer represents the fair market value, the Adviser may elect to value the security at fair value pursuant to the procedures adopted by the Board. If the validity of such quoted prices appears to be questionable or if such quoted prices are not readily available, then the securities will be valued at fair value pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.

Income Investments and Other Fair Value Considerations

On a daily basis, for income investments for which no market quotations are available and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation of income investments will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value.

In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to the procedures described above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in the Fund’s valuation procedures, which may include: (i) market clearing transaction activity; (ii) pending sales and potential exit transactions, including (a) any sales price in a letter of intent, offer letter or term sheet, (b) the company’s total enterprise price or (c) information from an investment bank during an initial public offering; (iii) market comparable valuations accounting for the (a) relevance of earnings metrics, (b) maintainability of performance, (c) reliability of financial information or (d) quality of market-based data; (iv) discounted cash flow analysis (“DCF”), (v) liquidation analysis (cost approach); (vi) duration, yield, fundamental analytical data, the Treasury yield curve, or credit quality; or (vii) any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser. The Adviser may use an independent valuation firm to assist with the fair valuation of the Fund’s investments. The Adviser may also utilize independent third party valuations if such valuations are deemed reliable.

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s issuance (including through dividend or distribution reinvestment) or repurchase of Shares through repurchase offers at NAV at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.

ELIGIBLE INVESTORS

Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

PLAN OF DISTRIBUTION

Distributor

J.P. Morgan Institutional Investments Inc., with its principal place of business at 270 Park Avenue, New York, NY 10017, acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions. Neither JPMII nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, JPMII shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify JPMII and its affiliates and certain other persons against certain liabilities.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

JPMII may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

JPMII is a broker-dealer whose purpose is to distribute JPMorgan Chase managed or affiliated products. JPMII provides services to JPMorgan Chase affiliates. JPMII has not and will not make any recommendation regarding, and will not monitor, any investment and will not present an investment strategy or product to an investor or a prospective investor that is a retail customer. A retail customer is any natural person, or the legal representative of such person, who receives a recommendation of any securities transaction or investment strategy involving securities from a broker-dealer and uses the recommendation primarily for personal, family, or household purposes. Furthermore, JPMII does not collect the information necessary to determine, and JPMII does not engage in a determination regarding, whether an investment in the strategy or product is in the best interests of, or is suitable for, any prospective investor. You should exercise your own judgment and consult with your own investment professional to determine whether it is advisable for you to invest in any JPMorgan Chase strategy or product, including Shares of the Fund. Please note that JPMII will not provide the kinds of financial services that you might expect from another financial intermediary, such as overseeing any brokerage or similar account. For financial advice relating to an investment the Shares, contact your own investment professional.

JPMII will not sell Shares directly to retail customers (as defined above) or have a relationship with you (including if you exit a relationship with a participating broker-dealer or other intermediary), and you should consult with your participating broker-dealer or your investment professional as to the suitability to you of an investment in the Shares. Before making your investment decision, please consult with your investment professional regarding your account type and the classes of common stock you may be eligible to purchase.

Distribution Plan and Shareholder Servicing Agreement

The Fund has adopted a Distribution Plan for its Class S Shares and Class A Shares to pay to JPMII a Distribution Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class A Shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution Plan, Class S Shares and Class A Shares pay a Distribution Fee to JPMII at an annual rate of 0.75% and 0.50%, respectively, based on the aggregate net assets of the Fund attributable to such class. If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution Fee attributable to its Shareholder accounts then JPMII may retain such monies or JPMII will waive such fees or return such monies to the Fund. The Distribution Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable.

Class I Shares are not subject to any Distribution Fee and do not bear any expenses associated therewith.

JPMII reserves the right to not pay Rule 12b-1 fees to a financial intermediary if 12b-1 fee payments for a given month are deemed to be de minimis. JPMII currently adheres to a $25.00 de minimis threshold but reserves the right to change that threshold from time to time.

JPMII also serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to the Shareholders. For performing these services, JPMII, as shareholder servicing agent, receives a Servicing Fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears. JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fee to such financial intermediaries for performing some or all of shareholder, administrative and other related services (including Shareholder liaison services such as responding to inquiries from Shareholders and providing Shareholders with information about their investments in the Fund, as well as sub-administration, sub-transfer agency, sub-accounting and other Shareholder services associated with Shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents). If a financial intermediary does not accept payment of all or a portion of the Servicing Fee attributable to its Shareholder accounts then JPMII will retain such monies. The Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment.

Payments to Financial Intermediaries

The Adviser, or its affiliates, including JPMII, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Bonus Shares

The Adviser and/or its affiliates may, out of their own resources, facilitate the purchase of Shares from the Fund (the “Bonus Shares”) at their offering price and instruct the transfer of such Bonus Shares without additional consideration to investors that are currently participating in the Fund’s seed round of fundraising.

The Fund intends to implement the Bonus Share Program pursuant to which eligible investors who purchase Shares of the Fund during the period beginning on the first date on which purchases are accepted (such date representing the commencement of the Bonus Share Program) until the earlier of (i) the date the Fund achieves $[ ] million in aggregate purchase orders for Shares following the commencement of the Bonus Share Program or (ii) twelve calendar months after the Fund begins operations (the “Bonus Shares Offering Period”). An eligible investor will receive additional Shares equal to [ ]% of the investor’s original subscription amount calculated using the NAV of the shares on the payment date, unless the Fund receives subscriptions in excess of $[ ] million prior to 5:00 p.m. Eastern Time on the day the Bonus Shares Offering Period ends (“Over Purchase Event”). If an Over Purchase Event occurs, the additional Shares to which an eligible investor is entitled will be reduced pro-rata based on the amount of subscriptions received by the Fund prior to 5:00 p.m. Eastern Time on such date so that the aggregate subscription amounts on which Bonus Shares are issued do not exceed $[ ] million. If an eligible investor’s Shares are repurchased prior to the end of the Bonus Shares Offering Period, the additional Shares to be issued to such investor will be reduced pro-rata to reflect the portion of the initial subscription amount that is held by the investor as of the last day of the Bonus Shares Offering Period. The Adviser (or an affiliate of the Adviser) will contribute the full purchase amount for such Bonus Shares to the Fund from its own assets and at no additional cost to the investor or the Fund. Bonus Shares will be purchased by the Adviser or its affiliates at NAV. Bonus Shares will be issued to eligible Shareholders at the end of the Bonus Shares Offering Period at the Fund’s NAV as of the date such Bonus Shares are issued. Bonus Shares have the same rights as other Shares of the same class. The Adviser may, in its sole discretion and at any time, modify the terms of the Bonus Share Program, including the termination date, or otherwise suspend or terminate the Bonus Share Program, subject to applicable law, and investors should not rely on the continued availability of Bonus Shares when making investment decisions.

The availability of Bonus Shares during the Bonus Shares Offering Period may create an incentive for investors to invest additional amounts in the Fund. Because the Adviser’s Advisory Fee will be based on a percentage of the average daily value of the Fund’s net assets, Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenues to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing the proceeds to purchase these additional Shares. As with repurchase requests by other Shareholders, repurchase requests related to Bonus Shares could have a significant negative impact on the Fund, including on the Fund’s liquidity.

If there are fewer than $[ ] million in aggregate purchase orders immediately prior to the Fund’s commencement of investment operations, the Adviser will, out of its own assets (and not the Fund’s), subscribe to purchase Shares of the Fund such that aggregate purchase orders for the Fund are at least $[ ] million prior to the Fund’s commencement of investment operations.

The Adviser or its affiliate serves as the Fund’s “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the issuance of the Fund’s Bonus Shares.

Please contact your financial intermediary for additional information regarding whether Bonus Shares are currently available through its platform.

PURCHASING SHARES

The following section provides basic information about how to purchase Shares of the Fund. JPMII acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. JPMII is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through JPMII.

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and repurchase orders, including JPMII and certain financial intermediaries. Such brokers are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or repurchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Investors’ purchase orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor is $2,500 with respect to Class S Shares and Class A Shares, and except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisers and other eligible financial intermediary fee-based accounts, the minimum initial investment for Class I Shares is $100,000. The minimum additional investment in the Fund by any investor in Class S Shares and Class A Shares is $100 and in Class I Shares is $2,500, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than the applicable minimum and incremental contributions are not less than the applicable minimum. Financial intermediaries may impose higher minimums.

The Board reserves the right to accept lesser amounts below these minimums for JPM Employees and vehicles controlled by such JPM Employees. Shares are generally offered for purchase on a daily basis at the NAV per Share on that date.

The minimum initial and additional investments may be reduced by either the Fund or JPMII in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or JPMII, the investor’s holdings in other funds affiliated with the Adviser or JPMII, and such other matters as the Adviser or JPMII may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or JPMII in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or JPMII, the type of distribution channels offered by the intermediary and such other factors as the Adviser or JPMII may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or JPMII, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or JPMII, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or JPMII, the type of distribution channels offered by the intermediary and such other factors as the Adviser or JPMII may consider relevant at the time.

Class S Shares and Class I Shares are continuously offered on a daily basis at a price per Share equal to the NAV per Share for such class. Class A Shares are continuously offered on a daily basis at a price per Share equal to the NAV per Share plus any applicable sales load.

Following the Fund’s commencement of operations, Shares will generally be offered for purchase daily on any day the NYSE is open for business. Purchases are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the acceptance of its investment in the Fund delayed until the following business day. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

Each class of Shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you, with the assistance of your financial intermediary, to choose the available class that best meets your needs. You should read this section carefully and consult with your financial intermediary to determine which class of Shares is best for you. Factors you should consider in choosing a class of Shares include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund Shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the class of Shares;

•	The services that will be available to you;

•	The amount of compensation that your financial intermediary will receive; and

•	The advantages and disadvantages of each class of Shares.

Please read this prospectus carefully, and then, with the assistance of your financial intermediary, select the class of Shares most appropriate for you and decide how much you want to invest. Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sales fee charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase. A financial intermediary may receive different compensation based on the class of Shares sold.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charge and do not bear any Distribution Fee. The Distribution Fee is applicable to Class S Shares and Class A Shares and will reduce the NAV or distributions of the other classes of Shares. If you are eligible to purchase Class S Shares and Class A Shares but not Class I Shares, then you should consider that Class S Shares have no upfront sales charge or contingent deferred sales charge, but have a higher annual Distribution Fee than Class A Shares (and financial intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine for Class S Shares). Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the class of Shares under consideration or with respect to the type of account in which the Shares will be held.

Additional Information that Applies to All Accounts:

If your identity or the identity of any other person(s) authorized to act on your behalf cannot be verified, or if potentially criminal activity is identified, the J.P. Morgan Interval Funds and JPMII reserve the right to reject opening an account for you, close your account, or take such other action they deem reasonable or required by law.

Shares of the Fund have not been registered for sale outside of the United States. Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to non-U.S. persons subject to appropriate diligence by the Adviser and in compliance with applicable law.

	Class A Shares	Class S Shares	Class I Shares
Eligibility[1]	May be purchased by the general public through a financial intermediary	May be purchased by the general public through a financial intermediary

May be purchased by:

1) Institutional investors who meet the minimum investment requirement;

2) Group Retirement Plans[2];

3) Financial intermediaries or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers;

4) Brokerage program of a financial intermediary that has entered into a written agreement with JPMII to offer such Shares (“Eligible Brokerage Program”);

5) Employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Interval Funds (as defined below)[3]; or

6) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130.

Minimum Investment[1]	$2,500 for the Fund	$2,500 for the Fund	$1,000,000 An investor can combine purchases of Class I Shares of other J.P. Morgan Interval Funds in order to meet the minimum.

	Class A Shares	Class S Shares	Class I Shares

Minimum Subsequent Investments[1]	$100	$100	$2,500

Systematic Investment Plan	Yes	Yes	Yes

Front-End Sales Charge (refer to Sales Charges and financial intermediary Compensation Section for more details)	Up to 2.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $250,000 or more.	None, however financial intermediaries may charge investors fees, including upfront placement fees or brokerage commissions, up to 3.5% at their discretion.	None

Contingent Deferred Sales Charge (CDSC) (refer to “Sales Charges and financial intermediary Compensation Section” for more details)	On purchases of $250,000 or more: • 1.00% on repurchases made within 18 months after purchase. Waived under certain circumstances.	None	None

Distribution (12b-1) Fee	0.50% of the average daily net assets.	0.75% of the average daily net assets.	None

Servicing Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.

Redemption or Repurchase Fee	None	None	None

1

Financial intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

2

Group Retirement Plans refer to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the Shares cannot be held in a commission-based brokerage account and 1) Shares must be held at a plan level or 2) Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, group annuity separate accounts offered to retirement plans and non-qualified deferred compensation plans. Group Retirement Plans do not include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans.

3

Must be purchased directly from the Fund or on approved JPMorgan Chase & Co. affiliated platforms. Employees for this purpose include officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Code) of J.P. Morgan Interval Funds or JPMorgan Chase and its subsidiaries and affiliates. Approved affiliated platforms may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase Shares of the Fund. In addition, it describes the types of compensation paid to financial intermediaries for the sale of Shares and related services. The Fund and/or JPMII reserve the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A Shares of the Fund, see below, visit www.jpmorganfunds.com or call the Transfer Agent at (877) 753-6353.

You may contact your financial intermediary about the reduction, elimination or waiver of sales charges. You may also contact your financial intermediary about any commissions charged by them on your purchase of Class I Shares or Class S Shares.

Class A Shares

The public offering price of Class A Shares is the NAV per Share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your financial intermediary and JPMII as shown in the tables below, except if JPMII, in its discretion, re-allows the entire amount to your financial intermediary. In those instances, in which the entire amount is re-allowed, such financial intermediaries may be deemed to be underwriters under the Securities Act.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to financial intermediaries, any finder’s fees paid to financial intermediaries and any applicable contingent deferred sales charge (“CDSC”). Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Finder’s Fee as a % of your Investment[1]	CDSC as a % of your Repurchase[1,2]
Less than or equal to $100,000	2.25	0.00	0.00
$100,000.01 to $249,999.99	1.75	0.00	0.00
$250,000 or more	0.00	1.00	0-18 Months 1.0

[1]

JPMII or its affiliates pays any finder’s fee to your financial intermediary. JPMII or its affiliates may withhold finder’s fees with respect to short-term investments. See “Financial Intermediaries” in the Statement of Additional Information for more information.

[2]	Please see the “Exchanging Shares of the Fund” section for details regarding CDSC and exchanges.

Class I Shares and Class S Shares

There is no sales charge, commission or CDSC charged by the Fund associated with Class I Shares or Class S Shares, however there may be charges imposed by your financial intermediary.

Reducing Your Class A Shares Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase.

The amount of the sales charge will be calculated based on the higher of (a) the market value of your qualified holdings as of the last calculated NAV prior to your investment, provided that, in either case, the value will be reduced by the market value on the applicable repurchase date of any Shares you have tendered for repurchase. Depending on their operational capabilities, financial intermediaries may utilize one or both of the methods described above so your holdings could be valued differently depending on where you hold your Shares.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by your financial intermediary, and you must inform your financial intermediary that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Fund or your financial intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay JPMII the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or JPMII will liquidate sufficient escrowed Shares to obtain the difference and/or adjust the Shareholder’s account to reflect the correct number of Shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the Shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the Shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings:

Class A Shares, Class S Shares, and Class I Shares (only when used in advisory programs for Class I Shares) of the J.P. Morgan interval funds that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act, including the Fund (each such interval fund, a “J.P. Morgan Interval Fund”);

Qualifying Accounts:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.

Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different financial intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your financial intermediary if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may confirm (1) the value of each of your accounts invested in J.P. Morgan Interval Funds and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain financial intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings. Please check with your financial intermediary to determine whether the financial intermediary makes these privileges available with respect to investments.

To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges, call the Transfer Agent at (877) 753-6353. These programs may be terminated or amended at any time.

Waiver of the Class A Shares Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the Shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Interval Fund if a comparable sales charge has been paid for the exchanged shares.

3.

Bought in connection with plans of reorganization of a J.P. Morgan Interval Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a CDSC when you tender Shares of the Fund you received in connection with the plan of reorganization.

4.

Acquired through financial intermediaries or financial institutions that have entered into dealer agreements with the Fund or JPMII and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Shares of the Fund). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Code).

5.

Acquired through financial intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with JPMII, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services. Acquired through financial intermediaries who have entered into an agreement with JPMII and have been approved by JPMII to offer Shares of the Fund to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor. These programs may or may not charge a transaction fee.

To determine if you qualify for a sales charge waiver, call the Transfer Agent at (877) 753-6353 or contact your financial intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain repurchases of Class A Shares are subject to a CDSC. See “Sales Charges and Financial Intermediary Compensation” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the Shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable Shares.

No CDSC is imposed on Share appreciation, nor is a CDSC imposed on Shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first repurchase any Shares that are not subject to a CDSC (i.e., Shares that have been held for longer than the CDSC period or Shares acquired through reinvestment of dividends or capital gains distributions), followed by the Shares held for the longest time. You should retain any records necessary to substantiate historical costs because JPMII, the Fund, the Transfer Agent and your financial intermediary may not maintain such information.

If you received Shares of the Fund in connection with a J.P. Morgan Interval Fund reorganization, the CDSC applicable to your original Shares (including the period of time you have held those Shares) will be applied to the Shares received in the reorganization.

Waiver of the Class A Shares and CDSC

No CDSC is imposed on repurchases of Shares:

1.

Made due to the death or disability of a Shareholder. For Shareholders that become disabled, the repurchase request must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the Shareholder’s disability. In order to qualify for the waiver, JPMII must be notified of the death or disability at the time of the repurchase request and be provided with satisfactory evidence of such death or disability.

2.

That represent a required minimum distribution from your individual retirement account (“IRA Account”) or other qualifying retirement plan. The waiver only applies to the pro rata required minimum distribution amount from the assets invested in one or more of the J.P. Morgan Interval Funds.

3.

That are part of a J.P. Morgan Interval Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you tender the Shares of the Fund you received in connection with the Fund-initiated event.

4.

Exchanged into the same share class of other J.P. Morgan Interval Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new Shares. See “Exchanging Shares of the Fund” for more information.

5.	Sold as a return of excess contributions from an IRA Account.

6.	Sold to pay JPMII or a financial intermediary account-related fees (only if the transaction is initiated by JPMII or the financial intermediary).

To see if you qualify for a CDSC waiver, call the Transfer Agent at (877) 753-6353 or contact your financial intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If your Shares of the Fund are repurchased, repurchase rights may allow you to reinvest all or a portion of the repurchase proceeds or repurchase Shares at NAV if the purchase is made within 90 days of the sale or distribution. In order to take advantage of Repurchase Rights, you must inform your financial intermediary you wish to do so at the time of purchase. This policy does not apply to systematic purchases.

There is no sales charge on:

•	Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Interval Fund

•	Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Interval Fund

•	Class A Shares if they are bought with proceeds from the sale of Class S Shares of a J.P. Morgan Interval Fund

Distribution Fee

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A Shares and Class S Shares that allows it to pay distribution fees for the sale and distribution of these Shares of the Fund. The Distribution Fees are paid by the Fund to JPMII as compensation for its services and expenses in connection with the sale and distribution of Shares of the Fund. JPMII in turn pays all or part of these Distribution Fees to financial intermediaries that have agreements with JPMII to sell Shares of the Fund. JPMII may pay Distribution Fees to its affiliates. Payments are not tied to actual expenses incurred.

The Distribution Fees (based on average daily net assets of the Share class) vary by Share class as follows:

Share Class	Distribution Fee (Annual Rate)
Class A Shares	0.50%
Class S Shares	0.75%
Class I Shares	None

Because Distribution Fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the Shares are purchased. With respect to Class A Shares transactions, for purchases at NAV where JPMII paid a finder’s fee at the time of the purchase, the selling financial intermediary will start to receive the applicable Distribution Fee in the 13th month after the sale and JPMII will retain the Distribution Fees during such period, except certain broker-dealers who have sold Class A Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid Distribution Fees promptly after the Shares are purchased.

Servicing Fees

JPMII also serves as shareholder servicing agent pursuant to an agreement with the Fund, under which JPMII has agreed to provide certain support services to the Fund’s Shareholders. For performing these services, JPMII, as shareholder servicing agent, receives a Servicing Fee of 0.25% of the average daily net assets of the Class A Shares, Class S Shares and Class I Shares of the Fund, payable monthly in arrears. JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fee to such financial intermediaries for performing some or all of shareholder, administrative and other related services (including Shareholder liaison services such as responding to inquiries from Shareholders and providing Shareholders with information about their investments in the Fund, as well as sub-administration, sub-transfer agency, sub-accounting and other Shareholder services associated with Shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents). If a financial intermediary does not accept payment of all or a portion of the Servicing Fee attributable to its Shareholder accounts then JPMII will retain such monies. The Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment.

EXCHANGING SHARES OF THE FUND

Subject to the terms and conditions below, a Shareholder may only exchange their Shares of the Fund for another J.P. Morgan Interval Fund of the same Share class (such exchange, an “inter-fund exchange”), or a Shareholder may exchange Shares for another Share class of the Fund (such exchange, an “intra-fund exchange”), provided such Shareholder meets any investment minimum or eligibility requirements for the Share class it is exchanging into.

Inter-fund Exchanges Across J.P. Morgan Interval Funds: An exchange is selling Shares of the Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Interval Fund in conjunction with quarterly repurchases made by the Fund. Before making an inter-fund exchange request for another J.P. Morgan Interval Fund, you should read the prospectus of the J.P. Morgan Interval Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Interval Fund by contacting your financial intermediary, by visiting www.jpmorganfunds.com.

The following rules and procedures apply to inter-fund exchanges across J.P. Morgan Interval Funds:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the applicable J.P. Morgan Interval Fund and class.

•	The J.P. Morgan Interval Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•

All exchanges are based upon the NAV that is next calculated after a J.P. Morgan Interval Fund receives your order, provided the exchange out of one J.P. Morgan Interval Fund must occur before the exchange into the other J.P. Morgan Interval Fund.

•

Rather than tendering Shares for cash, the Shareholder would elect to have the dollar value of those Shares accepted for purchases of shares of the other J.P. Morgan Interval Funds. Such exchanges for shares of other J.P. Morgan Interval Funds must occur in conjunction with quarterly repurchases made by the Fund and will be subject to the repurchase offer risks, such as the risk that Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer, that are described in the Prospectus. See “Risks – Repurchase Offers Risk.”

•

A Shareholder that exchanges into shares of a J.P. Morgan Interval Fund that accrues dividends daily will not accrue a dividend on the day of the exchange. A Shareholder that exchanges out of shares of a J.P. Morgan Interval Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

Any J.P. Morgan Interval Fund may reject any exchange request for any reason, including if it is not in the best interests of the applicable J.P. Morgan Interval Fund and/or its shareholders to accept the exchange.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares of a J.P. Morgan Interval Fund that are subject to a CDSC for Class A Shares of another J.P. Morgan Interval Fund, you will not pay a CDSC at the time of the exchange, however, your new Class A Shares will be subject to the CDSC of the J.P. Morgan Interval Fund from which you exchanged.

Intra-Fund Exchanges: Shares of one class of the Fund may be exchanged at any time, at a Shareholder’s option, directly for Shares of another class of the Fund, provided that the Shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such Shareholder seeks to exchange. Additional information regarding the eligibility requirements of different Share classes, including investment minimums and intended distribution channels is described under “Purchasing Shares” above. Shares of one class of the Fund will be exchanged for Shares of a different class of the Fund on the basis of their respective NAV. Ongoing fees and expenses incurred by a given class of Shares will differ from those of other classes of Shares, and a Shareholder receiving new Shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange.

Tax Consequences on Exchanges

Generally, an exchange between the Fund and a J.P. Morgan Interval Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of Shares of the Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering Shares at any time, to merge or reorganize itself or a Share class, or to cease operations and liquidate at any time.

SHAREHOLDER STATEMENTS

The Fund or your financial intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your financial intermediary may have a different cut-off time. The Fund will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

If you have any questions or need additional information, please write to the Fund at 277 Park Avenue, New York, New York 10172 or visit www.jpmorganfunds.com.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION

The Fund is a non-diversified, closed-end management investment company with no operating history. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their Shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

TRANSFER RESTRICTIONS

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

REPURCHASE OF SHARES

The Fund is a closed-end interval fund. The Fund does not intend to list its Shares on a securities exchange and the Fund does not expect there to be a public market for the Shares. Instead, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Shares, the Fund will make periodic offers to repurchase Shares. No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. As a result, if you purchase Shares, your ability to sell your Shares will be limited.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects, under ordinary circumstances, to offer to repurchase 7.5% of the Fund’s outstanding Shares (in the aggregate across all Share classes) at NAV (either by number of Shares or aggregate NAV) subject to the approval of the Board. The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the date the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine). See — Distributions.

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The date on which the repurchase price for Shares is determined shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). Each Repurchase Offer Notice will set forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a Shareholder’s repurchase request is due.

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which Shareholders may ascertain the NAV.

•

The procedures by which Shareholders may tender their Shares, the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline, and the amount of any repurchase fees that may be charged.

•	For Shares held in “street name,” any additional procedures from the financial intermediary a Shareholder must follow, as applicable.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice must be included in a shareholder report or other Fund document. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will generally be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date.

The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed under “Net Asset Valuation.” During the period an offer to repurchase is open, Shareholders may obtain the current NAV by visiting www.[      ].com or calling the Fund’s transfer agent at [    ].

You may tender all of the Shares that you own. If you are a participant in the Fund’s distribution reinvestment plan and tender Shares that you own, it will impact your participation in the distribution reinvestment plan. See “Dividend Reinvestment Plan.”

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 7.5% of the Fund’s outstanding Shares (either by number of Shares or aggregate NAV). In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares (in the aggregate across all Share classes) tendered on a pro rata basis.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of the Independent Trustees. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund’s assets may consist of instruments that cannot generally be readily liquidated without impacting the Fund’s ability to realize full value upon their disposition. Additionally, to the extent the Fund seeks to participate in a repurchase program of any issuer in which the Fund invests, the amount that the Fund tenders in such repurchase offers may not be fully accepted by the issuer, which may affect the Fund’s liquidity. In order to provide potential liquidity for Share repurchases, the Fund intends to generally maintain under normal circumstances an allocation to liquid assets, including bonds, syndicated loans, cash, cash equivalents or other liquid investments. The Fund may fund repurchase requests from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. See – Distributions.

A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $500. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $500, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares at the repurchase price in effect on the date the Fund determines that the Shareholder has failed to meet the minimum balance. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in the Fund’s NAV.

Payment for repurchased Shares may require us to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Fund’s Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

CERTAIN ERISA CONSIDERATIONS

Employee benefit plans and other plans and entities that are subject to Title I of ERISA and/or Section 4975 of the Code, including corporate savings and 401(k) plans, IRAs and “Keogh” plans (each, a “Benefit Plan”) may purchase Shares. ERISA and the Code impose certain general and specific responsibilities on persons who are fiduciaries with respect to a Benefit Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan that becomes a Shareholder, solely as a result of the Benefit Plan’s investment in the Fund.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through a Benefit Plan.

DISTRIBUTIONS

The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund is required to distribute at least 90% of its “investment company taxable income” (as such term is defined in the Code, which generally is the Fund’s net ordinary taxable income and recognized net short-term capital gain in excess of recognized net long-term capital loss) and net tax-exempt income to Shareholders in each taxable year.

The Fund intends to make distributions annually. The distribution rate may be modified by the Board from time to time. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds (return of capital), borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital gains proceeds from the sale of assets (including Fund investments) and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Each year a statement on IRS Forms 1099-DIV (or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund operates under a DRIP administered by the Transfer Agent. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the daily closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by purchase to the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent thirty (30) days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Transfer Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to JPMorgan Tax Aware Opportunities Fund c/o [ ], [ ]. Certain transactions can be performed by calling the toll free number (877) 753-6353.

DESCRIPTION OF SHARES

The Fund is a newly organized Delaware statutory trust formed on January 29, 2026. The Fund currently offers three classes of Shares: Class S Shares, Class A Shares and Class I Shares. The Fund relies upon an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current NAV, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

JPM Initial Capitalization. Prior to the public offering of the Shares, the Adviser will purchase Shares from the Fund (the “JPM Initial Capitalization”) in an amount that satisfies the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering of its Shares. The Adviser may also make additional purchases of Shares from the Fund following the public offering. Following the JPM Initial Capitalization, the Adviser will own 100% of the outstanding Class I Shares. The Adviser therefore may own a significant percentage of the Fund’s outstanding Shares after the commencement of the Fund’s operations and for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares and if the Fund repurchases Shares in connection with periodic repurchase offers. The JPM Initial Capitalization is expected to remain invested in the Fund at least until the earlier of (i) the first date that the Fund’s NAV reaches $1 billion and (ii) three (3) years after the commencement of the Fund’s operations. The JPM Initial Capitalization will be subject to Volcker Rule seeding period requirements. See “Other Risks–The Fund is subject to limitations under the Volcker Rule.” Any withdrawal of the JPM Initial Capitalization would be effected through participation in the repurchase offers.

The following table shows the amounts of Shares that have been authorized and outstanding as of [    ]:

Share Class	Amount Authorized	Amount Outstanding
Class S Shares	Unlimited	[ ]
Class A Shares	Unlimited	[ ]
Class I Shares	Unlimited	[ ]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other purchase rights.

Anti-Takeover and Other Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

Currently, the Trustees are elected for indefinite terms and do not stand for reelection. Pursuant to the terms of the Declaration of Trust, if and to the extent the Fund is required to hold annual Shareholder meetings by the 1940 Act or any other applicable law, rule or regulation (which would be the case if any class of Shares of the Fund is listed on a national exchange in the future), the Board will be divided into three classes of Trustees serving staggered three-year terms, with the term of office of only one of the three classes expiring at each annual meeting of Shareholders. A classified board may render a change in control of the Fund or removal of the Fund’s incumbent management more difficult. However, the Fund believes that the longer time required to elect a majority of a classified board helps to ensure the continuity and stability of the Fund’s management and policies.

A Trustee may be removed from office for cause only, and not without cause, and only by action taken by seventy-five percent (75%) of the Continuing Trustees (as defined below) (or in the case of the removal of a Trustee that is not an “interested person” as defined in the 1940 Act by seventy-five percent (75%) of the Continuing Trustees that are not “interested persons” as defined in the 1940 Act) or by the holders of at least two-thirds of the Shares then entitled to vote in an election of such Trustee.

The Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than 36 months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration of Trust requires the affirmative vote or consent of a majority of the Board and 75% of the Continuing Trustees to authorize certain Fund transactions, including the merger, conversion, consolidation, or share exchange of the Fund. The Declaration of Trust also requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by 75% of the Continuing Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-Laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that no person, other than a Trustee, who is not a Shareholder may bring any derivative action, suit or other proceeding on behalf of the Fund, and no Shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action. In addition to the requirements of Section 3816 of the Delaware Statutory Trust Act (the “DSTA”), the Declaration of Trust provides that a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed, which will only be the case if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the DSTA); and (ii) unless a demand is not required under clause (i) above, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisers in considering the merits of the request and may require the Shareholders making such request to undertake to reimburse the Fund for the expense of any such advisers if the Trustees determine not to bring such action). For these purposes, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand. This derivative action provision does not apply to any claims brought under U.S. federal securities law, or the rules and regulations thereunder.

Further, to the fullest extent permitted by Delaware law, Shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a Shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Shareholder rights to inspect the books and records of the Fund are further governed by the By-Laws, which limit inspection to specified categories of Fund records, require that any demand for inspection satisfy the procedural requirements set forth in the By-Laws, and provide that a Shareholder’s sole remedy is an application to the Court of Chancery of the State of Delaware to compel inspection. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit certain Shareholder rights or amend certain provisions of the Declaration of Trust, as discussed in the Declaration of Trust.

Term, Dissolution, and Liquidation

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in the Fund’s Shares, and to the acquisition, ownership, and disposition of the Fund’s Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including without limitation tax-exempt organizations, banks and other financial institutions, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Fund’s Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets or realizes such income through investments in underlying funds that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold the Fund’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, the U.S. Treasury regulations promulgated thereunder, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•

a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a “Non-U.S. Shareholder” is a beneficial owner of Shares in the Fund that is not a U.S. Shareholder and not a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax adviser regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. The Fund has made an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) and net tax-exempt income (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

Qualification and Taxation as a RIC

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the corporate tax rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the underlying funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	have in effect an election to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

o

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

o

no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

The Fund has an opt-out DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below – “Taxation of U.S. Shareholders.”

The Fund may hold investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the underlying funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly through the underlying funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the underlying funds, including as described below under the heading “Non-U.S. Investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect. See “The Fund’s Investments” below for more detail.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirements, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits applicable to RICs and, thus, become subject to corporate-level U.S. federal income tax on all of its net income (and any applicable state and local taxes).

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

If the Fund utilizes leverage through the issuance of Preferred Shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on common shares in certain circumstances. Limits on the Fund’s payments of dividends on common shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Failure to Qualify as a RIC

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes, to the extent paid from the Fund’s current or accumulated earnings and profits, generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the preferential rates applicable to the qualified dividend income of individual and other non-corporate U.S. Shareholders. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

Exempt-Interest Dividends

[The Fund intends to qualify to pay exempt-interest dividends to their respective U.S. Shareholders.] In order to qualify to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly reported as an exempt-interest dividend and that consists of interest received by the Fund on such tax-exempt securities. U.S. Shareholders of the Fund would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from the Fund, but an investment in the Fund may result in liability for federal and state alternative minimum taxation and may subject certain U.S. Shareholders to state and local taxes.

Interest on indebtedness incurred or continued by a U.S. Shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent it relates to exempt-interest dividends received by the U.S. Shareholder from the Fund. Any loss incurred on the sale or redemption of the Fund’s shares held for six months or less may be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Fund and distributed to U.S. Shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of the Fund’s income consisting of such interest.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. U.S. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits.

From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such legislation or litigation may have the effect of raising the state or other taxes payable by shareholders on such dividends. U.S. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.

The Fund’s Investments

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (5) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. These rules could therefore affect the amount, timing and character of distributions to Shareholders. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Certain investments of the Fund, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, including for hedging purposes, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between the Fund’s book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its Shareholders.

Investments in Pass-Through Entities

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any entity that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not as an association or publicly traded partnership taxable as a corporation).

An entity treated as a partnership for U.S. federal income tax purposes in which the Fund invests may face financial difficulties that could require the Fund to work out, modify or otherwise restructure its investment in such entity. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other financial assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Original Issue Discount

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as zero-coupon securities, debt obligations with PIK interest, contingent payments or, in certain cases, increasing interest rates or debt obligations that were issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code and/or the Excise Tax Distribution Requirements.

Market Discount

In general, the Fund will be treated as having acquired a debt obligation with market discount if its stated redemption price at maturity (or, in the case of a security issued with OID, its adjusted issued price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any debt obligations acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Junk Bonds

The Fund may invest in debt obligations that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Equity Investments

The Fund may hold certain securities that are treated as equity interests in a corporation for U.S. federal income tax purposes, such as preferred stock with redemption or repayment premiums or, possibly, equity in a PFIC (as further described below in “—Non-U.S. Investments, Including PFICs and CFCs”). Adjustments to the conversion ratios of convertible stock and the existence of redemption premiums may give rise to deemed dividend income without the Fund receiving any cash, which could complicate the Fund’s ability to satisfy the Annual Distribution Requirement and Excise Tax Distribution Requirements.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “Material U.S. Federal Income Tax Considerations—Qualification and Taxation as a RIC” above.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar. Under Section 988 of the Code, the Fund may be required to treat gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pays such expenses or liabilities as ordinary income or loss. Similarly, gains or losses on certain foreign currency forward contracts, the disposition of debt instruments denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares for beneficial owners that are U.S. Shareholders (as defined above). If you are not a U.S. Shareholder, this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

The Fund ordinarily declares and pays dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable (except as discussed above) to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, when properly reported as qualified dividend income on written statements furnished to its Shareholders, generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. The Fund expects only a small portion of the Fund’s dividends to qualify for this preferential rate. Distributions of the Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at preferential rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gain in excess of realized net short-term capital loss and designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to Shareholders of some or all of its net capital gain.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders should consult their own tax advisers in determining the application of these rules in their particular circumstances.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Treasury regulations allow the Fund to pass through the deduction with respect to taxable ordinary dividends from REITs to the Shareholders. However, currently there is no mechanism to pass through the deductions with respect to income from publicly traded partnerships.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by U.S. Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by a U.S. Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. federal backup withholding tax (including any amounts withheld for which a refund may be available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder generally will have an initial cost basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) Shares and the Fund’s Preferred Shares (if any) collectively are held by at least 500 persons at all times during a taxable year, (ii) Shares are treated as regularly traded on an established securities market or (iii) Shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). There is no assurance that the Fund will be treated as a publicly offered regulated investment company for all taxable years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (i) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses, (ii) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. Shareholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate.

As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a portion of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

As soon as practicable after the end of each calendar year, the Fund will provide a statement on IRS Forms 1099-DIV (or successor form), identifying the amount and character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in U.S. Shareholders’ taxable income for such year. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder held the Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (which generally is recognized net long-term capital gain in excess of recognized net short-term capital loss). Such rates are lower than the maximum rate on ordinary income currently applicable to individuals and other non-corporate taxpayers. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same rate. An individual or other non-corporate U.S. Shareholder with a net capital loss for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year and any net capital loss of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any amount of net capital loss against ordinary income, but may carry back such losses for three years or carry forward such losses for five years.

Income from Repurchases of Shares

In General. A U.S. Shareholder that participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “—Sale or Exchange Treatment” and “—Distribution Treatment” below, be treated either as realizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Depending on which of these two treatments applies, a U.S. Shareholder’s realized gain or income (if any) is calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally is allowed to recognize a taxable loss to the extent that the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased.

Sale or Exchange Treatment. In general, the tender and repurchase of Shares in the Fund should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns no Shares in the Fund, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any Shares in the Fund immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder will be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This preferential rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed distribution would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Net Investment Income Tax

Individual and other non-corporate U.S. Shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S. federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain U.S. Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the U.S. Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Additional Shares Purchased by the Adviser and/or its Affiliates on Behalf of Certain Shareholders or Delivered by the Adviser and/or its Affiliates to Such Shareholders

The Adviser and/or its affiliates may purchase Shares on behalf of Shareholders (or deliver to such Shareholders shares from the assets of the Adviser and/or its affiliates) that contribute capital to the Fund through the purchase of Shares on or before Bonus Shares offering Period. See “Plan of Distribution – Bonus Shares” above for more details. The Fund intends to take the position that any such additional Shares are issued in connection with the initial purchase of Shares before the end of the eligibility period and that the receipt of the additional Shares does not represent taxable income to any Shareholder. Accordingly, for U.S. federal income tax purposes, the Fund intends to take the position that upon receipt of such additional Shares, each Shareholder’s initial tax basis in the Shares (including the additional Shares) generally is equal to the purchase price paid by such Shareholder and allocated ratably across such Shares.

No assurances can be provided that the tax treatment mentioned above will not be challenged by the IRS or that, if challenged, such tax treatment would be sustained. Shareholders should consult their own tax advisers regarding the tax consequences of the ownership of additional Shares.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares in the Fund in excess of $2 million or more (in the case of an individual or other non-corporate U.S. Shareholder) or $10 million or more (in the case of a corporate U.S. Shareholder) in any single taxable year, such U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Tax-Exempt Investors

As a RIC, the Fund will be classified as a corporation for U.S. federal income tax purposes. Under current law, amounts of income realized by the Fund that would be treated as UBTI if realized by a tax-exempt Shareholder directly generally will not be attributed to the Fund’s tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences beneficially owned by Non-U.S. Shareholders (as defined above). Whether an investment in the Fund is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances and an investment in the Fund may have adverse tax consequences for a Non-U.S. Shareholder as compared to a direct investment in the assets in which the Fund will invest. Additionally, the tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable income tax treaty may differ from those described herein. Non-U.S. Shareholders should consult their own tax advisers about the U.S. federal income and withholding tax, and state, local and non-U.S. tax consequences of an investment in the Fund, including applicable tax reporting requirements.

Distributions paid to Non-U.S. Shareholders (other than U.S.-source interest income and recognized net short-term capital gains in excess of recognized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) generally will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.

Properly reported dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its net long-term capital loss for such taxable year). In order to qualify for these exemptions from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding (and the amount of any withholding would not be treated as reinvested pursuant to the DRIP). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisers and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains recognized by a Non-U.S. Shareholder upon the sale or other disposition of Shares, generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met. In the case of a redemption of Shares by the Fund, a Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on the proceeds if such redemption qualifies for sale or exchange treatment as discussed above under “—Taxation of U.S. Shareholders—Income from Repurchases of Shares—Sale or Exchange Treatment”. If such redemption does not qualify for sale or exchange treatment and is treated as a distribution paid from the Fund’s current and accumulated earnings and profits, then the Fund will be required to withhold from the proceeds of such redemption in accordance with the rules applicable to withholding from dividends discussed above.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the amount of net capital gain deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains recognized upon the sale or other disposition of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund (or its administrative agent) with an applicable IRS Form W-8 (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Prospective investors should consult their own tax advisers regarding FATCA and whether it may be relevant to their ownership and disposition of Shares.

ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

CUSTODIAN

JPMorgan Chase Bank serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 383 Madison Avenue, New York, NY 10179.

ADMINISTRATION AND ACCOUNTING SERVICES

The Fund has entered into an Administration and Fund Accounting Agreement with J.P.Morgan Investment Management Inc. under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s NAVs and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. In consideration for these services, the Fund pays the Administrator tiered fees based on the average daily NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund.

The Administrator’s principal business address is 270 Park Avenue, New York, NY 10017.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

[    ], whose principal business address is [    ], serves as the Fund’s transfer agent and dividend paying agent with respect to the Shares.

FISCAL YEAR; REPORTS TO SHAREHOLDERS

The Fund’s fiscal year is the 12-month period ending on June 30. The Fund’s taxable year is the 12-month period ending on June 30.

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act. Shareholders may also receive periodic updates regarding the Fund’s operations and investments.

The Fund will furnish to Shareholders as soon as practicable after the end of each calendar year information on Forms 1099 to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[  ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [    ].

LEGAL COUNSEL

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Fund. No attorney-client relationship exists, however, between Dechert LLP and any other person solely by reason of such other person investing in the Fund.

JPMORGAN TAX AWARE OPPORTUNITIES FUND

Class S Shares

Class A Shares

Class I Shares

PROSPECTUS

[ ], 2026

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED NOVEMBER 6, 2026

JPMORGAN TAX AWARE OPPORTUNITIES FUND

Class S Shares

Class A Shares

Class I Shares

[   ], 2026

JPMorgan Tax Aware Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company with no operating history. The Fund operates as an interval fund. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [   ], 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s Report, may be obtained without charge by calling 800-480-4111, by writing to the Fund at 277 Park Avenue, New York, New York 10172 or by visiting www.jpmorganfunds.com. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

ADDITIONAL INVESTMENT POLICIES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares. The other policies and investment restrictions are not fundamental policies of the Fund and may be changed by the Fund’s Board without Shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

1.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Senior Securities: The Fund may not issue senior securities or borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not purchase any security which would cause the Fund to concentrate, more than 25% of its investments in the securities of issuers primarily engaged in any particular industry, provided that this limitation does not apply to tax-exempt municipal securities where the issuer is regarded as a state, city, municipality or other public authority and provided further that governmental guarantees of tax-exempt securities are not considered to represent industries.

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7.

Other Investments: The Fund may not engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The Fund has also adopted the following fundamental policies with respect to repurchase offers:

•	On a quarterly basis, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from Shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act.

•

The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). Each Repurchase Request Deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the Repurchase Offer.

•

Each Repurchase Pricing Date (as defined in Rule 23c-3) will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without Shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations, the use of repurchase agreements, or securities loans in which the fund invests cash collateral in instruments other than cash and cash equivalents in accordance with Rule 18f-4 under the 1940 Act. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing

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indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. In the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%.

Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s Shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single

3

industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board upon 60 days’ prior notice to Shareholders.

4

INVESTMENT PRACTICES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), asset-backed commercial paper (“ABCP”) and other similarly structured securities. CDOs include collateralized loan obligations (“CLOs”) and collateral bond obligations (“CBOs”). Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, risks related to the capability of the servicer of the securitized assets, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, underlying home equity loans) may be refinanced or paid off prior to maturity during periods of increasing or declining interest rates. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, the Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. While many CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

The cash flows for CDOs from the SPE usually are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a

5

CDO may be paid in-kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral or securities and the class of the CDO in which the Fund invests. CDO tranches often have credit ratings and are typically issued in classes with various priorities. Normally, CDOs are privately offered and sold (that is, they are not registered under the securities laws), and may be subject to additional liquidity risks. However, an active dealer market may exist for CDOs, allowing a CDO to be sold pursuant to Rule 144A. In addition to the risks typically associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; (viii) values may be volatile; (ix) disputes with the issuer may produce unexpected results; and (x) the CDO’s manager may perform poorly.

The Fund may purchase ABCP that is issued by conduits sponsored by banks, mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. To protect investors from the risk of non-payment, ABCP programs are generally structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop issuance and wind-down triggers. There can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. The repayment of ABCP issued by a conduit depends primarily on the conduit’s ability to issue new ABCP, access to the liquidity or credit support and, to a lesser extent, cash collections received from the conduit’s underlying asset portfolio. There could be losses to the Fund’s investing in ABCP in the event that: (i) the Fund is unable to access the liquidity or credit support for the ABCP; (ii) the conduit is unable to issue new ABCP; (iii) there is credit or market deterioration in the conduit’s underlying portfolio; and (iv) there are mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP.

Some ABCP programs historically have provided for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. Therefore, to the extent the Fund purchases these subordinates notes, the Fund will have a higher likelihood of loss than investors in the senior notes.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of the Fund’s Prospectus does not include any expenses associated with any Fund investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act.

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Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” in the Fund’s prospectus.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Failed auctions may adversely impact the liquidity of auction rate securities investments. There is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from U.S. federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for U.S. federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. The Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. The Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Bank Obligations

Bank obligations include bankers’ acceptances, certificates of deposit, bank notes and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the U.S. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. The Fund may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies. With regard to certificates of deposit issued by U.S. banks and savings and loan associations, to be eligible for purchase by the Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the FDIC, or (ii) a domestic savings and loan association, the deposits of which are insured by the FDIC.

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Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market.

The Fund will not invest in obligations for which J.P. Morgan Investment Management Inc. (the “Adviser”), or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Fund maintains demand deposits at its affiliated custodian, JPMorgan Chase Bank (“JPMorgan Chase Bank”).

Subject to the Fund’s limitations on concentration in a particular industry, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of banks which meet the conditions set forth herein.

Borrowings

The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If the Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 1/3% of its total assets to secure such borrowings. The Fund must have asset coverage of 300% immediately after such borrowing, and no dividends on the Fund’s Shares may be made unless the indebtedness generally has an asset coverage at that time of 300%, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of any securities that may have been purchased during the time of the borrowing. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Custodial Receipts

The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Derivatives

A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference

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instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including U.S. federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve risks different from the risks associated with investing directly in securities and other traditional investments. There are risks that apply generally to derivatives transactions, including:

Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation

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margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Leverage risk, which is the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule requires the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based

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leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding the Fund’s derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage the Fund’s aggregate derivatives risk and limit the Fund’s derivatives exposure. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” would be limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund determines to operate as a limited derivatives user under Rule 18f-4 and comply with the related limit on the Fund’s derivatives exposure, the Fund could experience lower performance or higher costs.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting

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transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not

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eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Under the Dodd-Frank Act, certain swaps that were historically traded OTC must now be traded on an exchange or facility regulated by the CFTC and/or centrally cleared (central clearing interposes a central clearing house to each participant’s swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity and transparency, but they do not make swap transactions risk-free. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of cleared and uncleared swaps. Moreover, depending on the size of the Fund and other factors, the margin required under the clearinghouse rules and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. But applicable regulators have also adopted rules imposing margin requirements, including minimums, on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps as well. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Swaps data reporting may result in greater market transparency, but may subject the Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected. Implementing these new exchange trading, central clearing, margin and data reporting regulations may increase the Fund’s cost of hedging risk and, as a result, may affect returns to Fund investors.

General Limitations on Certain Futures, Options and Swap Transactions. The Adviser, with respect to the Fund, intends to file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

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New Financial Products

New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of the Fund’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of the Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“Covered Clearing Agency”) for U.S. Treasury securities require that every direct participant of the Covered Clearing Agency (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered Covered Clearing Agency, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a Covered Clearing Agency will be subject to the mandatory clearing requirement.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in the Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by the Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. If the Fund enters in reverse

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repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities of other Investment Companies and Exchange-Traded Funds (“ETFs”)

The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including BDCs) and unit investment trusts. The Fund also may invest in ETFs, as described in additional detail under “ETFs and Other Exchange-Traded Investment Vehicles” below. Under the 1940 Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows the Fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the Fund and the Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.

When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

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ETFs and Other Exchange-Traded Investment Vehicles. The Fund may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Short Selling

In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund. For example, in September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund (especially if the Fund utilizes short selling as a significant portion of its investment strategy) to execute its investment strategies generally.

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Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short sale. Realized gains from short sales are typically treated as short-term gains/losses.

Certain of the Fund’s service providers may have agreed to waive fees and reimburse expenses to limit the Fund’s operating expenses in the amount and for the time period specified in the Fund’s prospectus. The expense limitation does not include certain expenses including, to the extent indicated in the Fund’s prospectus, dividend and interest expense on short sales. In calculating the interest expense on short sales for purposes of this exclusion, the Fund will recognize all economic elements of interest costs, including premium and discount adjustments.

Short-Term Funding Agreements

Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, the Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Fund to be illiquid investments.

Stripped Mortgage-Backed Securities

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Fund may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

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Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Treasury Receipts

The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

ESG Integration

As part of its investment process, for certain of the Fund’s investments, the Adviser systematically incorporates financially material environmental, social and governance (“ESG”) issues (alongside other relevant factors) in its investment decisions in connection with considering sustainability risks and assessing the financial attractiveness of the opportunity. The Adviser’s assessments related to ESG factors may not be conclusive and investments that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in investments that may be positively impacted by such factors.

Environmental issues are defined as issues related to the quality and function of the natural environment and natural systems. Some examples include an investment target’s carbon footprint and dependency on scarce natural resources as well as the extent to which its business or the businesses it invests in create significant pollution or waste. Social issues are defined as issues related to the rights, wellbeing and interests of people and communities. Some examples include workplace diversity & opportunity, talent attraction and retention, cybersecurity and product safety or labor issues. Governance issues are issues related to the way companies are managed and overseen. Some examples include ownership and change in ownership, extent of diversity in ownership and anti-bribery and anti-corruption considerations. These examples of ESG issues are provided for illustrative purposes and are not exhaustive.

In addition, as the Adviser’s approach to ESG integration focuses on financial materiality, not all factors are relevant to a particular investment. ESG integration does not change the Fund’s investment objective, exclude specific types of issuers or investments or constrain the Fund’s investable universe. ESG integration is dependent upon the availability of sufficient ESG information relevant to the applicable investment universe. ESG factors may not be considered for each and every investment decision, In order for the Fund to be considered ESG integrated, the Adviser requires: (1) portfolio management teams to consider proprietary research on the financial materiality of ESG issues on the Fund’s investments; (2) documentation of the Adviser’s internal research views and methodology throughout the investment process; and (3) appropriate monitoring of ESG considerations in ongoing risk management and portfolio monitoring. ESG determinations may not be conclusive and investments may be made by the Fund regardless of potential ESG impact. The impact of ESG integration on the Fund’s performance is not specifically measurable as investment decisions are discretionary regardless of ESG considerations. The Fund is not designed for investors who wish to screen out particular types of issuers or investments or are looking for funds that meet specific ESG goals.

Notwithstanding anything herein and for the avoidance of doubt, it is not contemplated that the Adviser will subordinate the Fund’s performance or increase the Fund’s investment risks as a result of (or in connection with) the consideration of any ESG factors nor will it promote environmental or social characteristics ahead of other investment considerations.

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FINANCIAL INTERMEDIARIES AND DISTRIBUTOR COMPENSATION

FINANCIAL INTERMEDIARIES

J.P. Morgan Institutional Investments Inc. (“JPMII”) may enter into service agreements with financial intermediaries under which it will pay all or a portion of the Servicing Fees it receives from the Fund to such financial intermediaries for performing shareholder services and/or other related services for financial intermediaries’ customers who are Shareholders of the Fund. In addition, JPMII may enter into sales agreements with financial intermediaries under which it will pay all or a portion of the Distribution Fees it receives from the Fund to such financial intermediaries for providing distribution services and marketing support.

In addition, the Fund may enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking, or sub-transfer agency and/or omnibus sub-accounting (collectively, “Omnibus Sub-Accounting”) or networking. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per Shareholder account serviced, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the financial intermediary may also be receiving pursuant to agreements with JPMII as the Fund’s distributor and shareholder servicing agent, respectively. From time to time, JPMII, the Adviser or their affiliates may pay a portion of the fees for networking or Omnibus Sub-Accounting at its or their own expense out of its or their own legitimate profits.

Financial intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial intermediaries, but in all cases will be retained by the financial intermediary and will not be remitted to the Fund or JPMII.

Other Cash Compensation Payments

As the Fund has yet to commence operations, the Adviser has yet to make any payments pursuant to written agreements with financial intermediaries (including both FINRA members and non-members) including written agreements for Omnibus Sub-Accounting and networking.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMII and the Adviser at their own expense out of their own legitimate profits, may provide additional compensation (“Additional Compensation”) to financial intermediaries. Additional Compensation may also be paid by other affiliates of JPMII and the Adviser from time to time. These Additional Compensation payments are over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, omnibus sub-accounting or networking fees which are charged directly to the Fund and which are disclosed elsewhere in the Fund’s prospectus or in this SAI. The categories of Additional Compensation are described below. These categories are not mutually exclusive and JPMII and the Adviser and/or their affiliates may pay additional types of Additional Compensation in the future. The same financial intermediaries may receive payments under more than one or all categories. Not all financial intermediaries receive Additional Compensation payments and such payments may be different for different financial intermediaries. These payments may be significant to a financial intermediary and may be an important factor in a financial intermediary’s willingness to support the sale of the Fund through its distribution system. Additional Compensation payments are always made only to the firm, never to individuals other than occasional gifts and entertainment that are permitted by FINRA rules.

The Adviser and JPMII and/or their affiliates may be motivated to pay Additional Compensation to promote the sale of Shares of the Fund to clients of financial intermediaries and the retention of those investments by those clients. To the extent financial intermediaries sell more Shares of the Fund or retain Shares of the Fund in their clients’ accounts, the Adviser and JPMII benefit from the incremental management and other fees paid by the Fund with respect to those assets.

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The provision of Additional Compensation, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular financial intermediary, registered representative or salesperson to highlight, feature or recommend the Fund or other investments based, at least in part, on the level of compensation paid. Additionally, if one interval fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend that sponsor’s interval fund over other interval funds. Similarly, if a financial intermediary receives greater compensation for one Share class versus another, that financial intermediary may have an incentive to recommend that Share class. Shareholders should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell Shares of the Fund and when considering which Share class is most appropriate. Shareholders should ask their financial intermediary for more information.

Sales and Marketing Support. Additional Compensation may be paid to financial intermediaries for sales and marketing support. Marketing support may include access to a financial intermediary’s sales representatives and management representatives. Additional Compensation may also be paid to financial intermediaries for inclusion of the Fund on a firm’s list of offered products including a preferred or select sales list, in other sales programs or as an expense reimbursement. Additional Compensation may be calculated in basis points based on average net Fund assets attributable to the financial intermediary or sales of the Fund by the financial intermediary. Additional Compensation may also be fixed dollar amounts.

From time to time, the Adviser, JPMII and their affiliates may provide, out of their own legitimate profits, financial assistance to financial intermediaries that enable JPMII and the Adviser to sponsor and/or participate in and/or present at meeting, conferences or seminars, sales, training or educational programs, client and investor events, client prospecting retention, and due diligence events and other firm-sponsored events or other programs for the financial intermediaries’ registered representatives and employees. These payments may vary depending upon the nature of the event, and may include travel expenses, such as lodging incurred by registered representatives of the financial intermediaries. In addition, the Adviser and JPMII and their affiliates may pay or reimburse sales representatives of financial intermediaries in the form of occasional gifts and occasional meals or entertainment events that the Adviser and JPMII or their affiliates deem appropriate, subject to applicable law and regulations. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. These payments may vary depending upon the nature of the event or the relationship.

Administrative and Processing Support. The Adviser and/or JPMII may also pay Additional Compensation to financial intermediaries for their administrative and processing support, including (i) record keeping, omnibus sub-accounting and networking, to the extent that the Fund does not pay for these costs directly; (ii) reimbursement for ticket processing charges applied to Shares of the Fund and (iii) one time payments for ancillary services such as setting up the Fund on the financial intermediary’s trading system/platform.

Finders’ Fees. Financial intermediaries who sell $250,000 or more of Class A Shares in the aggregate of certain J.P. Morgan Interval Funds may receive finder’s fees of 1.00% of the amount of the sale from JPMII and/or its affiliates. As the Fund has yet to commence operations, JPMII has yet to make any payments in finders’ fees to financial intermediaries.

Identification of financial intermediaries

As the Fund has yet to commence operations, the Adviser has yet to enter into any written agreements with financial intermediaries with respect to any Additional Compensation.

Distributor Compensation

Class A Shares of the Fund pays a Distribution Fee of 0.50% of average daily net assets. Class S Shares of the Fund pay a Distribution Fee of 0.75% of average daily net assets. Where a broker-dealer pays a finder’s fee (as

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described in the Fund’s prospectus) on the sale of Class A Shares of the Fund, JPMII currently expects to pay sales commissions to the broker-dealer at the time of the sale of up to 1.00% of the purchase price of the Shares sold by such broker-dealer. JPMII will use its own funds (which may be borrowed or otherwise financed) to pay such commissions and generally recoups such amounts through collection of the Distribution Fee and any contingent deferred sales charge (“CDSC”). Distribution Fees paid to JPMII under the Distribution Plan may be paid by JPMII to broker-dealers as distribution fees in an amount not to exceed 0.50% annualized of the average daily NAV of the Class A Shares or 0.75% annualized of the average daily NAV of the Class S Shares maintained in the Fund by such broker-dealers’ customers. Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the Shares are purchased. Such payments on Class A Shares (where a finder’s fee is paid) will be paid to broker-dealers beginning in the 13th month following the purchase of such Shares, except certain broker-dealers who have sold Class A Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid Distribution Fees promptly after the Shares are purchased. If the broker-dealer is not paid the Distribution Fee until the 13th month following a transaction, JPMII retains the fee. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class S Shares of the Fund, because of the 0.75% annual limitation on the compensation paid to JPMII during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class S Shares in any one year will be accrued and paid by the Fund to JPMII in fiscal years subsequent. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

JPMII, the Adviser or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain financial intermediaries for their marketing support services. Such compensation does not represent an additional expense to the Fund or to its Shareholders, since it will be paid by JPMII, the Adviser or their affiliates.

SHAREHOLDER SERVICING

The Fund has entered into a shareholder servicing agreement with JPMII (“Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, JPMII will provide, or cause its agents to provide, any combination of the (i) personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below and/or (ii) other related services (“Other Related Services”) as also described below. JPMII is an affiliate of the Adviser, Administrator and JPMorgan Chase Bank, N.A.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and repurchases of Fund Shares may be effected, and certain other matters pertaining to the Fund; (b) providing Shareholders with information through electronic means; (c) furnishing Shareholder sub-accounting; (d) providing and maintaining pre-authorized investment plans; (e) as applicable, assisting Shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (f) arranging for or assisting Shareholders with respect to the wiring of the funds to and from Shareholder accounts in connection with Shareholder orders to purchase, redeem, tender or repurchase (as applicable) or exchange Shares; (g) verifying Shareholder requests for changes to account information; (h) handling correspondence from Shareholders about their accounts; (i) assisting in establishing and maintaining Shareholder accounts with the Fund; (j) issuing confirmations for transactions by Shareholders; (k) performing similar account administrative services; and (l) providing such other shareholder services as the Fund or a Shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase orders and repurchase requests; (b) providing Shareholders with account statements showing their purchases, sales, redemptions, tenders or

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repurchases (as applicable) and positions in the Fund; (c) processing dividend payments for the Fund; (d) providing sub-accounting services to the Fund for Shares held for the benefit of Shareholders; (e) forwarding communications from the Fund to Shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by Shareholders; (g) facilitating the transmission and receipt of funds in connection with Shareholder orders to purchase, redeem, tender or repurchase (as applicable) or exchange Shares; (h) developing and maintaining the Fund’s website; (i) developing and maintaining facilities to enable transmission of Share transactions by electronic and non-electronic means; (j) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with Shareholders; (k) providing transmission and other functionalities for Shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

To the extent it is not otherwise required by its contractual agreement to limit the Fund’s expenses as described in the Prospectuses for the Fund, JPMII may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to the Fund on a month-to-month basis.

If not terminated, the Shareholder Servicing Agreement will continue for successive one-year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board or by JPMII. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

JPMII may enter into service agreements with financial intermediaries under which it will pay all or a portion of such fees received from the Fund to such entities for performing all or a portion of Shareholder Services and/or Other Related Services, as described above, for Shareholders. Such financial intermediaries may include affiliates of JPMII.

JPMII, the Adviser or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain financial intermediaries for performing “Other Related Services” for their customers. These services include the services listed in paragraph beginning “Other Related Services” above. Such compensation does not represent an additional expense to the Fund or to its Shareholders, since it will be paid by JPMII, the Adviser or their affiliates.

For Shareholders that bank with JPMorgan Chase Bank N.A., JPMorgan Chase Bank N.A. may aggregate investments in the Fund with balances held in JPMorgan Chase Bank N.A. accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. For certain Shareholders that are not natural persons, JPMorgan Chase Bank N.A. and/or its affiliates will have monthly visibility into JPMIM revenue information attributable to those Shareholders, and with respect to money market funds daily visibility into account balance information, for internal analysis and management reporting and relationship management purposes, including but not limited to, the ability to perform necessary internal credit and risk monitoring.

Furthermore, JPMII, the Fund and their affiliates, agents and subagents may share certain information about Shareholders and their accounts, as permitted by law and, with respect to personal information about individual Shareholders (that is, natural persons and not entities), as described in the J.P. Morgan Funds Privacy Policy provided with the Fund’s shareholder report.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) with respect to Class A Shares and Class S Shares, which allows it to pay distribution fees for the sale and

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distribution of these Shares of the Fund (the “Distribution Fee”) to JPMII, at annual rates not to exceed the amounts set forth in the Fund’s Prospectus. The Class I Shares have no Distribution Plan.

The Distribution Fees are paid by the Fund to JPMII as compensation for its services and expenses in connection with the sale and distribution of Shares of the Fund. JPMII in turn pays all or part of these Distribution Fees to financial intermediaries that have agreements with JPMII to sell Shares of the Fund. In addition, JPMII may use the Distribution Fees payable under the Distribution Plan to finance any other activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing Shareholders of the Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, Shareholders, and prospective investors in the Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMII’s sales force and others including potential investors, Shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders’ fees, or other compensation paid to, and expenses of employees of JPMII, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMII and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Fund and its investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of Shares of the Fund may also benefit the Fund’s other classes of Shares. Anticipated benefits to the Fund that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Fund accumulate a critical mass.

Class A Shares pays a Distribution Fee of 0.50% of average daily net assets. Class S Shares pay a Distribution Fee of 0.75% of average daily nets assets. Where a broker-dealer pays a finder’s fee (as described in the Fund’s Prospectus) on the sale of Class A Shares, JPMII currently expects to pay sales commissions to the broker-dealer at the time of the sale even though the sale is not subject to a front-end sales charge. JPMII will use its own funds (which may be borrowed or otherwise financed) to pay such commissions and generally recoups such amounts through collection of the Distribution Fee and any contingent deferred sales charge (“CDSC”). Distribution Fees paid to JPMII under the Distribution Plan may be paid by JPMII to broker-dealers as distribution fees in an amount not to exceed 0.50% annualized of the average daily NAV of the Class A Shares or 0.75% annualized of the average daily NAV of the Class S Shares maintained in the Fund by such broker-dealers’ customers. Such payments on Class A Shares (except where a finder’s fee is paid) and Class S Shares will be paid to broker-dealers promptly after the Shares are purchased. Such payments on Class A Shares (where a finder’s fee is paid) will be paid to broker-dealers beginning in the 13th month following the purchase of such Shares,. If the broker-dealer is not paid the Distribution Fee until the 13th month following a transaction, JPMII retains the fee.

Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

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JPMII, the Adviser or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain financial intermediaries for their marketing support services. Such compensation does not represent an additional expense to the Fund or to its Shareholders, since it will be paid by JPMII, the Adviser or their affiliates.

[The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”). The Distribution Plan may be terminated, with respect to any class of the Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected Shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to Rule 12b-1 for a period of not less than six years from the date of such plan, agreement or report, and for the first two years such copies will be preserved in an easily accessible place. The Board will review at least on a quarterly basis written reports of the amounts expended under the Distribution Plan indicating the purposes for which such expenditures were made.]

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MANAGEMENT OF THE FUND

Further Information Regarding Management of the Fund

Information regarding the Trustees and Officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 277 Park Avenue, New York, New York 10172.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
[ ]	Since inception	[ ]	[ ]	[ ]
[ ]	Since inception	[ ]	[ ]	[ ]
[ ]	Since inception	[ ]	[ ]	[ ]
Interested Trustee***
[ ]	Since inception	[ ]	[ ]	[ ]

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***	“Interested person,” as defined in the 1940 Act, of the Fund. [ ] is an interested person of the Fund due to their affiliation with the Adviser.

Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years

[ ] Chief Executive Officer and President ([ ])	Since inception	[ ]

[ ] Chief Financial Officer and Treasurer ([ ])	Since inception	[ ]

[ ] Chief Legal Officer and Secretary ([ ])	Since inception	[ ]

[ ] Chief Compliance Officer ([ ])	Since inception	[ ]

25

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years

[ ] Assistant Treasurer ([ ])	Since inception	[ ]

[ ] Assistant Secretary ([ ])	Since inception	[ ]

[ ] Assistant Secretary ([ ])	Since inception	[ ]

[ ] Assistant Secretary ([ ])	Since inception	[ ]

[ ] Assistant Secretary ([ ])	Since inception	[ ]

[ ] Vice President ([ ])	Since inception	[ ]

[ ] Vice President ([ ])	Since inception	[ ]

[ ] Vice President ([ ])	Since inception	[ ]

*	The address of each officer is care of the Secretary of the Fund at 277 Park Avenue, New York, New York 10172.

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

[ ]. [ ]

[ ]. [ ]

[ ]. [ ]

Interested Trustee

[ ]. [ ]

26

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of [ ], is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
[ ]	None*	None*
[ ]	None*	None*
[ ]	None*	None*
Interested Trustee:
[ ]	None*	None*

As the Fund is newly offered, as of [ ], none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

The Fund’s Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees and annual fees for serving as a committee chairperson, each paid quarterly, and may be reimbursed for expenses incurred in connection with service as a Trustee. The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Trustees for the Fund’s initial fiscal year. The Fund will not pay compensation to the Trustees who also serve in an executive officer capacity for the Fund or the Adviser.

Name of Person, Position	Aggregate Compensation from the Fund			Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Independent Trustees
[ ]	$	[	]	$0	$0	$	[	]
[ ]	$	[	]	$0	$0	$	[	]
[ ]	$	[	]	$0	$0	$	[	]

Compensation of the Portfolio Managers

[The Adviser’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The Adviser’s disciplined pay-for-performance framework focuses on total compensation – base salary and incentive pay—so that pay is commensurate with the overall performance of the Adviser, respective businesses and individual performance. This includes a discretionary approach to assess the employee’s performance

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throughout the year against four broad dimensions—business outcomes, as informed by investment performance, and an assessment of whether the portfolio manager is demonstrating the principles and habits expected at the Adviser, including earning trust, improving relentlessly and doing the right thing. These performance dimensions consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To seek to promote a proper pay-for-performance alignment, the Adviser does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this assessment of performance, for select portfolio managers, regard is given to the performance of relevant funds/ strategies managed by the portfolio manager.

An individual performance assessment, in addition to the overall performance of the relevant business unit and investment team, is integrated into the final assessment of incentive compensation for an individual portfolio manager as part of the assessment of business results.

Feedback from the Adviser’s risk and control professions is considered in assessing performance.

The Adviser seeks to maintain a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), and variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time.]

Other Accounts Managed by the Portfolio Managers

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s primary portfolio managers and assets under management in those accounts, as of [ ].

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in thousands)
[ ]
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]
[ ]
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]
[ ]
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]
[ ]
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]

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Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in thousands)
Other Accounts	[ ]	$[ ]	[ ]	$[ ]
[ ]
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Portfolio Managers’ Ownership of Securities

As the Fund has not yet commenced investment operations, none of the Fund’s primary portfolio managers owned Shares as of the date of this SAI.

Codes of Ethics

The Fund, the Adviser and JPMII, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Board of Trustees has delegated to the Adviser proxy voting authority with respect to the Fund’s portfolio securities.

The Fund’s Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Fund. The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. The Adviser has adopted a separate set of Guidelines that covers the regions of each of: (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with the Fund’s objectives and strategies. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized.

To oversee and monitor the proxy voting process, the Adviser has established a Proxy Committee and appointed a proxy administrator (the “Proxy Administrator”) in each global location where proxies are voted. Each Proxy Committee is composed of members and invitees including a Proxy Administrator and senior officers from

29

among the Investment, Legal, Compliance, and Risk Management Departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Proxy Voting Guidelines annually; (2) providing advice and recommendations on general proxy-voting matters including potential or material conflicts of interests escalated to it from time to time as well as on specific voting issues to be implemented by the Adviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when the Adviser has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling collect 1-800-480-4111 and on the SEC’s website at www.sec.gov.

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PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Pursuant to the Investment Advisory and Management Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser operates independently in providing services to its clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

On behalf of the Fund, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including other funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, the allocation procedure might not permit the Fund to participate in the benefits of the aggregated trade.

Best Execution; Soft Dollars

In choosing brokers and dealers, the Adviser will not be required to consider any particular criteria. For the most part, the Adviser will seek the best combination of brokerage cost and execution quality. However, the Adviser will not be required to select the broker or dealer that charges the lowest transaction cost, even if that broker provides execution quality comparable to other brokers or dealers. The Adviser may consider the value of various services or products, beyond execution, that a broker-dealer provides to the Fund and/or the Adviser. Selecting a broker-dealer in recognition of such other services or products is known as paying for those services or products with “soft dollars.” Because many of those services could benefit the Adviser, the Adviser has a conflict of interest in allocating the Fund’s brokerage business.

The Adviser complies with Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), except with respect to securities transactions for which Section 28(e) is unavailable. Under Section 28(e), the Adviser’s use of the Fund’s commission dollars to acquire research products and services is not a breach of its fiduciary duty to the Fund-even if the brokerage commissions paid are higher than the lowest available-so long as (among certain other requirements) the Adviser determines that the commissions are reasonable compensation for both the brokerage services and the research acquired. For these purposes, “research” means services or products used to provide lawful and appropriate assistance to the Adviser in making investment decisions for its clients. The types of research the Adviser may acquire include: reports or other information about particular companies or industries; economic surveys and analyses; recommendations as to specific securities; financial publications; portfolio evaluation services; financial database software and services;

31

computerized news, pricing and order-entry services; and other products or services that may enhance the Adviser’s investment decision-making. The “safe harbor” under Section 28(e) applies to the use of the Fund’s “soft dollars” even when the research acquired is used in making investment decisions for clients other than the Fund. Therefore, under Section 28(e), research obtained with soft dollars generated by the Fund could be used by the Adviser or its affiliates to benefit accounts other than the Fund. Conversely, the research information provided to the Adviser by brokers through which other clients of the Adviser or its affiliates effect securities transactions could be used by the Adviser or its affiliates in providing services to the Fund. Additionally, when the Adviser uses client brokerage commissions to obtain research or other services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services itself. As a result, the Adviser has an incentive to select a particular broker-dealer in order to obtain the research, products or other services from that broker-dealer, rather than to obtain the lowest price for execution. The safe harbor is not available where transactions are effected on a principal basis with a mark-up or mark-down paid to the broker-dealer and is not available for services or products that do not constitute research.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

The following discussion of certain ERISA considerations is based on statutory authority and judicial and administrative interpretations as of the date of this SAI and is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Benefit Plan are encouraged to consult their own legal advisors on these matters.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Shares only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

ERISA and the DOL regulations, promulgated thereunder, as modified by Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of,

32

and subject to, the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expect to receive from the Fund as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing the Fund.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of [ ], 2026, the Fund had not commenced investment operations and the only Shares of the Fund were owned by an affiliate of the Adviser.

34

FINANCIAL STATEMENTS

[To be provided by amendment.]

35

APPENDIX A– SECURITIES RATING DESCRIPTIONS

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings—Long-Term Issue Credit Ratings*:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest–rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon

36

the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) — Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Fitch Ratings (“Fitch”) — Corporate Finance Obligations — Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write–downs of principal that could result in impairment. Together with the hybrid indicator, the long–term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non–performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non–performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non–performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

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Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS — Long Term Obligations Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

S&P Global Ratings — Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

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A-2 – A short–term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s — Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short–term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch — Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

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F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad–based default event for an entity, or the default of a short-term obligation.

DBRS—Commercial Paper and Short-Term Debt Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short–term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

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PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Notes to Financial Statements(2)

(2)	Exhibits:

	(a)	(1)	Certificate of Trust(1)

		(2)	Amended and Restated Agreement and Declaration of Trust(2)

	(b)	Bylaws(2)

	(c)	Not applicable.

	(d)	Form of Multiple Class Plan(2)

	(e)	Form of Dividend Reinvestment Plan(2)

	(f)	Not applicable.

	(g)	Form of Investment Advisory Agreement(2)

	(h)	(1)	Form of Distribution Agreement(2)

		(2)	Form of Selected Intermediary Agreement(2)

		(3)	Form of Combined Distribution Plan (2)

		(4)	Form of Shareholder Servicing Agreement(2)

	(i)	Not applicable.

	(j)	Custody Agreement(2)

	(k)	(1)	Form of Administration Agreement(2)

		(2)	Transfer Agency and Service Agreement(2)

		(3)	Form of Expense Limitation Agreement(2)

		(4)	Form of Fee Waiver Agreement(2)

	(l)	Opinion and Consent of Counsel(2)

	(m)	Not applicable.

	(n)	Consent of Independent Registered Public Accounting Firm(2)

	(o)	Not applicable.

	(p)	(1)	Form of Initial Subscription Agreement(2)

		(2)	Form of Investor Subscription Agreement(2)

	(q)	Not applicable.

	(r)	(1)	Code of Ethics of Registrant(2)

		(2)	Code of Ethics of Adviser(2)

		(3)	Code of Ethics of Distributor(2)

	(s)	Not applicable.

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(t)	Power of Attorney(2)

(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-295402), filed on April 29, 2026.
(2)	To be filed by amendment.

Item 26.	Marketing Arrangements

See the Distribution Agreement and Selected Intermediary Agreement, forms of which will be filed as Exhibit (h)(l) and (h)(2), respectively, to this Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution

[  ]

Item 28.	Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 29.	Number of Holders of Securities

As of [ ], 2026:

Title of class	Number of Record Holders
Shares of Beneficial Ownership for Class S	[	]
Shares of Beneficial Ownership for Class A	[	]
Shares of Beneficial Ownership for Class I	[	]

Item 30.	Indemnification

[To be provided by amendment.]

Item 31.	Business and Other Connections of Investment Adviser

See “Management of the Fund” in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment adviser registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant’s investment adviser, at 270 Park Avenue, New York, NY 10017 (records relating to its functions as investment adviser).

J.P. Morgan Institutional Investments Inc., the Registrant’s distributor, at 270 Park Avenue, New York, NY 10017 (records relating to its functions as distributor).

[ ], the Registrant’s custodian, at [ ] (records relating to its functions as custodian).

[ ], the Registrant’s administrator, at [ ] (relating to its functions as administrator).

[ ], the Registrant’s transfer agent, at [ ] (relating to its functions as transfer agent).

3

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

4

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, on the 6th day of November, 2026.

JPMORGAN TAX AWARE OPPORTUNITIES FUND

By:	/s/ Glenn Hill
Name:	Glenn Hill
Title:	Sole Initial Trustee